LOGO: NUVEEN

NUVEEN Investments

ANNUAL REPORT August 31, 2000

Municipal Closed-End Exchange-Traded Funds

                       Dependable, tax-free income to help
                        you keep more of what you earn.

CALIFORNIA
NCA
NCP
NCO
NQC
NVC
NUC
NAC

Invest well. Look ahead. LEAVE YOUR MARK. SM

Photo of: Two people walking
Photo of: Two people one holding a star fish

Credit Quality
           HIGHLIGHTS As of August 31, 2000

    CONTENTS

  1 Dear Shareholder
  3 Portfolio Manager's Comments
  7 NCA Performance Overview
  8 NCP Performance Overview
  9 NCO Performance Overview
 10 NQC Performance Overview
 11 NVC Performance Overview
 12 NUC Performance Overview
 13 NAC Performance Overview
 14 Report of Independent Auditors
 15 Portfolio of Investments
 39 Statement of Net Assets
 41 Statement of Operations
 43 Statement of Changes in Net Assets
 46 Notes to Financial Statements
 52 Financial Highlights
 56 Build Your Wealth Automatically
 57 Fund Information

Nuveen California Municipal Value Fund, Inc.
(NCA)
Pie Chart:
AAA/U.S. Guaranteed                  53%
AA                                    2%
A                                     6%
BBB                                  21%
NR                                   18%

Nuveen California Performance Plus
Municipal Fund, Inc. (NCP)

AAA/U.S. Guaranteed                  64%
AA                                   10%
A                                     3%
BBB                                  13%
NR                                    8%
Other                                 2%



Nuveen California Municipal Market
Opportunity Fund, Inc. (NCO)

AAA/U.S. Guaranteed                  67%
AA                                    4%
A                                     6%
BBB                                   7%
NR                                   13%
Other                                 3%


Nuveen California Investment Quality
Municipal Fund, Inc. (NQC)

AAA/U.S. Guaranteed                  72%
AA                                    5%
A                                     6%
BBB                                  14%
NR                                    3%
Nuveen California Select Quality
Municipal Fund, Inc. (NVC)

AAA/U.S. Guaranteed                 70%
AA                                   9%
A                                   14%
BBB                                  6%
NR                                   1%


Nuveen California Quality Income
Municipal Fund, Inc. (NUC)

AAA/U.S. Guaranteed                 67%
AA                                  16%
A                                   12%
BBB                                  2%
NR                                   3%

Nuveen California Dividend Advantage
Municipal Fund (NAC)

AAA/U.S. Guaranteed                 52%
AA                                   8%
A                                   19%
BBB                                 13%
NR                                   8%

--------------------------------------------------------------------------------
COMPOUND YOUR WEALTH - AUTOMATICALLY
All Nuveen Municipal Closed-End Exchange-Traded Funds let you reinvest dividends and capital gains directly into additional shares of your Fund. This is a great way to see your investment grow through the power of tax-free compounding.

For more information about Dividend Reinvestment, see the last page of this report or speak with your financial advisor.
--------------------------------------------------------------------------------

Photo of: Timothy R. Schwertfeger
           Chairman of the Board

Sidebar text: "BUILDING AND SUSTAINING WEALTH REQUIRES SOUND, ONGOING ADVICE."

Dear
     SHAREHOLDER

The primary objective of your Nuveen California Municipal Exchange-Traded Fund is to provide dependable, attractive tax-free dividends. I am very happy to report that your Fund continued to achieve this goal during the period covered by this report. For more specifics on this performance, I encourage you to read the Portfolio Manager's Comments and Performance Overview pages that follow this letter.

We believe that your Nuveen Municipal Closed-End Exchange-Traded Fund, as an income-oriented investment, is well positioned to be a core element of your long-term investment program. With the help of your financial advisor, all of us at Nuveen Investments are dedicated to providing the services, products, perspectives, and solutions that you need to help you meet your personal and family financial goals.

New Ways to Think About Wealth
Over the past few years, much attention has been directed toward the ways investors are accumulating wealth. At Nuveen, we believe it is equally important for investors to focus on preserving that wealth, on the responsibilities that accompany wealth, and on the legacies we will leave for future generations.

This long-term perspective is key to understanding our portfolio management strategies, our insistence on quality, and our determination to provide investments that can withstand the test of time. It is a philosophy that we think is well encapsulated in our brand theme: Invest Well. Look Ahead. Leave Your Mark.

Invest Well
Building and sustaining the wealth that can result in lasting legacies requires a well-developed plan, sound ongoing advice, and the discipline to remain focused on long-term results. With today's abundance of investment products and offers, it also increasingly requires an experienced and trusted advisor who can guide you through the opportunities and the pitfalls. With so much potentially at stake, Nuveen Investments is dedicated to delivering quality products like your Nuveen Fund through the financial advisors who assist you in making wise investment choices and help you manage your most important financial assets.

Look Ahead
We urge all our investors to look ahead, not only toward their own goals and futures, but those of future generations as well. We now stand on the threshold of a new century, anticipating a time of change, discovery, and potential that may one day make the year 2000 seem as archaic as the year 1900. While we cannot know all that the future will bring, we do know that a well-diversified, carefully monitored investment program that combines elements of growth, income, and capital preservation forms a solid foundation that can help us meet whatever opportunities and challenges the new century has to offer.

Leave Your Mark
With the enormous wealth creation of the past decade and the considerable intergenerational transfer of wealth that is expected to occur over the next 20 years, investors today have a significant opportunity to shape the financial future for themselves and their families. These opportunities may include establishing trusts, endowments, or legacies that can directly affect our families and communities for generations to come. We at Nuveen Investments are committed to facilitating and raising the level of dialogue between investors and their financial advisors in ways that help meet goals that extend far beyond the boundaries of a single life span.

Since 1898, the name Nuveen has been synonymous with quality investments, careful research and prudent management. Today, more than ever, the investments and services we offer through financial advisors are designed to be well suited to those who recognize and embrace the need for building and managing wealth. We encourage you to speak with your financial advisor about how you can enhance your investment program in ways that can help you Invest Well, Look Ahead, and Leave Your Mark.




/S/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

October 16, 2000

Sidebar text: "WE BELIEVE YOUR NUVEEN MUNICIPAL CLOSED-END EXCHANGE-TRADED FUND IS WELL POSITIONED TO BE A CORE ELEMENT OF YOUR LONG-TERM INVESTMENT PROGRAM."


Nuveen California Exchange-Traded Funds (NCA, NCP, NCO, NQC, NVC, NUC, NAC)

Portfolio Manager's
                        COMMENTS
Portfolio manager Bill Fitzgerald, who was recently named managing director of Nuveen's portfolio management team, looks at the economy, its impact on the California municipal market and recent Fund performance, and the outlook for the Nuveen California Municipal Closed-End Exchange-Traded Funds. Bill, who has more than 12 years of investment experience at Nuveen, began managing NCP and NCO in 1991, NQC in 1992, NUC in 1993, NCA and NVC in 1998, and NAC at its inception in 1999.

WHAT FACTORS AFFECTED THE ECONOMY OVER THE PAST 12 MONTHS?

To gain some perspective on what's been happening in California, let's first take a look at the national economy. The U.S. is now into its tenth year of uninterrupted economic expansion, the longest continuous such expansion in the nation's history. To pre-empt any threat of inflation, the Federal Reserve initiated a series of rate hikes in 1999 that continued through May 2000, raising the fed funds rate from 4.75% to 6.50%, the highest level in almost a decade. After each increase, the Fed signaled its willingness to continue tightening as long as it perceived the risk of inflationary pressures.

In recent months, however, several economic indicators have begun to suggest that the Fed's tightening strategy may be having the desired effect of slowing the economy. Although the Fed has indicated it is too soon to conclude that the risk of inflation is over, these positive trends could mean that the current tightening cycle may be on hold until late 2000 and may even have neared its end.

In California, the state economy continued to turn in solid performance overall, although consolidation within the internet and e-commerce industries led to some signs of moderate slowing. In addition, higher energy and labor costs began to cut into profits in some areas, as competitive pressures kept producers from passing increased costs to consumers. These factors, in turn, contributed to slower employment growth in recent months. As of August 2000, the unemployment rate in California was 5.1%, above the national average of 4.1%. On the positive side, California ranked first among the states in terms of venture capital investments. During the second quarter of 2000, California companies received an infusion of $8.23 billion in venture capital, which represented 42% of all U.S. venture capital during that period, more than the rest of the top 10 states combined.

Increased tax revenues, generated by economic prosperity and significant gains in California residents' personal income, have created a substantial budget surplus at the state level, and California is currently considering reducing the amount of debt it issues. In other municipal-related news, California voters recently rejected the much-debated Proposition 26, which would have lowered the voter approval threshold on school bonding referendums from a two-thirds majority to a simple majority. The proposition would have also given California school districts the power to establish charter schools.

HOW HAVE THESE EVENTS IMPACTED THE MUNICIPAL MARKET?
Over the past year, the Fed's tightening agenda dominated events in the fixed-income markets, including the municipal market. The Fed's series of interest rate hikes pushed municipal yields higher, with a corresponding drop in municipal bond prices. In addition, the U.S. Treasury announced that it would buy back up to $30 billion of government debt in 2000 and reduce additional new issuance of certain maturities. While the possibility of decreased supply in the Treasury market helped support the prices of these securities, municipal bonds were unaffected by this repurchase policy and felt the full effects of market forces.

More recently, the combination of encouraging economic reports, the Fed's stand-pat approach to additional rate increases, tight municipal supply, and generally favorable technicals prompted a shift in market outlook, rallying the municipal market and boosting the prices of many individual bonds. Over the 12 months ended August 2000, long-term municipal yields nationally fell almost

20 basis points, while 30-year Treasury yields dropped approximately 40 basis points. This resulted in long-term municipal yields that were approximately 101% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.

During the first eight months of 2000, new municipal issuance nationwide totaled $124 billion, down approximately 18% from 1999 levels. If national issuance continues at this rate during the remainder of 2000, the supply of municipal bonds could finish the year at its lowest level since 1995. The decline in California's issuance for this period exceeded that of the broad municipal market, with a total of $14.4 billion of new California bonds, down 27% from 1999. The drop in both state and national supply continued the trend begun last year, as rising interest rates deterred municipalities from issuing new bonds or refinancing old debt. In addition, increased revenues have enabled California to build reserve levels and finance projects using pay-as-you-go funding, rather than issuing additional debt.

The decline in supply helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds and, ultimately, on bond prices. Over the past six months, demand from individual investors looking for diversification and income has improved, with insured bonds and high-quality general obligation, essential services revenue, and noncallable bonds in greatest demand. This provided support for a municipal market experiencing a decline in demand from institutional investors, particularly mutual and money market funds. In July 2000, long-term tax-exempt open-end bond funds experienced positive cash inflows for the first time since June 1999. In California, however, demand for in-state paper has remained exceptionally strong, due to the strong state economy, individual wealth, and high level of state taxes.

Overall, the economic prosperity of the past decade benefited the balance sheets of many municipalities as well as the state itself. In September, shortly after the close of the reporting period for these Funds, Moody's and Standard & Poor's upgraded the credit quality rating for California's general obligation debt to Aa2 and AA from Aa3 and AA-, respectively. Moody's cited California's strong, diverse economy, which continued to outpace national averages in terms of personal income and employment growth, while S&P based its upgrade on substantial improvements in the state's general fund balances and overall financial position. These two upgrades followed Fitch's February upgrade of the state's general obligation debt to AA from AA-.

HOW DID THE NUVEEN CALIFORNIA FUNDS PERFORM OVER THE PAST YEAR?
For the fiscal year ended August 31, 2000, the Nuveen California Exchange-Traded Funds produced total returns on net asset value (NAV) as shown in the accompanying table. During this period, the Lehman Brothers California Tax-Exempt Bond Index1 posted a total return of 7.82%, and the Lipper California Municipal Debt Funds category2 had an average annualized return of 7.88%. Comparisons with the Lipper return should be viewed in the context of the fact that Nuveen manages 8 (or 42%) of the 19 funds that make up this group. Because the Nuveen California Funds are managed toward similar objectives, they tend to move as a group in terms of performance, and comparisons between their performance and that of the Lipper peer group may be less meaningful.

                         Total      Lehman        Lipper
                        Return   California   California
         Market Yield   on NAV Total Return(1) Average(2)
---------------------------------------------------------
                        1 Year     1 Year       1 Year
              Taxable-   Ended     Ended        Ended
   8/31/00  Equivalent 38/31/00    8/31/00     8/31/00
---------------------------------------------------------
NCA    5.54%     8.86%   6.80%      7.82%       7.88%
---------------------------------------------------------
NCP    5.91%     9.46%   7.68%      7.82%       7.88%
---------------------------------------------------------
NCO    5.89%     9.42%   6.33%      7.82%       7.88%
---------------------------------------------------------
NQC    5.88%     9.41%   6.69%      7.82%       7.88%
---------------------------------------------------------
NVC    5.88%     9.41%   7.47%      7.82%       7.88%
---------------------------------------------------------
NUC    5.82%     9.31%   7.64%      7.82%       7.88%
---------------------------------------------------------
NAC    5.85%     9.36%  10.80%      7.82%       7.88%
---------------------------------------------------------

Past performance is not predictive of future results.
For additional information, see the individual Performance Overview for your Fund in this report.

In recent months, as inflation fears continued to diminish and the Fed appeared to be considering an end to its current tightening cycle, the municipal market began to show signs of recovery. This recovery is reflected in the positive total returns on NAV listed above, which show dramatic improvement over the performance results in the Funds' semiannual report. At the same time, the recovery of several of the Funds was hampered to some degree by their heavy weighting of BBB/non-rated securities. During the past year, these lower quality bonds generally provided higher yields, especially as credit spreads widened, but - in most cases - these bonds did not appreciate as quickly as higher quality credits when the bond market rallied.

HOW WERE THE FUNDS' DIVIDENDS AFFECTED BY THE MARKET ENVIRONMENT?

During the past year, good call protection helped to support the dividend of NCA and shield the income of this unleveraged Fund from erosion. In addition, over the past 12 months, NCA increased its allocation to BBB/non-rated bonds, especially in the healthcare, utilities, and education sectors, from 26% to 39% as of August 31, 2000. While this increased allocation hampered the Fund's performance as the market began to recover, it also added higher yields to the portfolio, enabling us to increase NCA's dividend in March 2000. As of the end of August 2000, NCA had provided shareholders with 26 consecutive months of stable or increasing dividends.

The remaining six Nuveen California Funds use leverage as a way to potentially enhance the dividends paid to common shareholders. The extent of this benefit, however, is tied to some degree to the short-term rates the leveraged Funds pay their MuniPreferred(R) shareholders. As short-term rates rise, the income available for common shareholder dividends decreases. As noted, the Federal Reserve raised short-term rates between June 1999 and May 2000, and these actions had a corresponding impact on short-term municipal rates. Higher short-term rates, combined with the eroding effect of bond calls in several of the Funds, led to decreases in the common share dividends of each of the leveraged Nuveen California Funds over the past nine months. While we cannot control the direction of interest rates, we continue to actively manage the Funds in an effort to mitigate the longer-term effects of the bond call process.

Recently, investors' demand for municipal bonds with shorter maturities (1 to 15 years) has caused the slope of the municipal yield curve to be very steep. The increased demand for short-maturity bonds could have beneficial effects on the dividend stability of the leveraged California Funds going forward by keeping short-term rates down and reducing the amount the Funds must pay their MuniPreferred shareholders.

WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
Over the past fiscal year, uncertainties about inflation and interest rates, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. The lack of demand put pressure on the prices of many municipal bond investments, including the Nuveen California Funds. Even in recent months, as the bond market began to show signs of recovery, investor recognition of the change in environment continued to lag the improvement in the asset value of the bonds themselves.

As shown in the charts on the individual Performance Overview pages, while the share prices of all seven Funds improved substantially as the market began to recover, the net effect over the fiscal year period was generally declining share prices. As a result, all of the leveraged Funds except NAC saw their premiums (share price above NAV) narrow, while NAC moved from a premium to a slight discount (share price below NAV). The unleveraged NCA continued to trade at a discount. With the market prices of NCA and NAC lower than the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of these Funds.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN CALIFORNIA EXCHANGE-TRADED FUNDS DURING THE FISCAL YEAR ENDED AUGUST 31, 2000?

The past fiscal year represented a challenging period for all fixed-income investments. However, we were able to take advantage of market conditions during this period to strengthen the Funds' long-term dividend-paying capabilities, extend call protection, and enhance the Funds' ability to participate in a market recovery by strategically positioning their durations.4

As part of our efforts to enhance portfolio yields and improve future dividend and total return prospects, we continued to invest in BBB/non-rated securities, especially in the transportation, healthcare, and education sectors. With significant holdings of BBB- bonds issued by the Foothill/Eastern Transportation Corridor Agency, transportation represented one of the top five sectors in every Fund except NUC. As of August 31, 2000, five of the Funds - NCA, NCP, NCO, NQC, and NAC - had allocations of BBB/non-rated bonds that ranged from 17% to 39%, while NVC and NUC each carried an allocation of less than 8% to this credit sector. The widening credit spreads of the past 18 months provided excellent opportunities to add bonds that could increase the Funds' income streams. If credit spreads narrow in the future, as we expect them to do, these bonds could also add to the Funds' total returns by improving their potential for capital appreciation. Overall, the Nuveen California Funds continued to offer excellent credit quality, with between 55% and 83% of their assets invested in bonds rated AAA/U.S. guaranteed and AA as of August 31, 2000.

Over the past fiscal year, we also made a concerted effort to extend the Funds' call protection by selling bonds scheduled to be called within the next three to seven years and replacing them with bonds with 10-year calls. In this way, we were able to reduce the Funds' call exposure, while taking advantage of strong demand and good prices in the secondary market, where paper has been in short supply.

A third strategy involved lengthening the durations of those Funds with shorter durations to enhance their ability to participate fully in a market recovery. Duration is a measure of a fund's NAV volatility in reaction to interest rate movements. As of August 31, 2000, NCA, which is unleveraged, had an average duration of 8.99, while the durations of the older leveraged Nuveen California Funds ranged from 10.02 to 13.66, compared with the unleveraged Lehman California index's 7.96. In addition to helping the Funds' NAV recovery, we believe that maintaining the longer durations of these Funds relative to their index should help to strengthen the stability of their common share dividends over the long term. The exception to this strategy was the 15-month-old NAC, which has the longer duration typical of a newly established exchange-traded fund. Over the past year, we worked to lower the interest rate risk in NAC's portfolio by reducing its duration to 18.65 from 20.59.

WHAT IS YOUR OUTLOOK FOR THE NUVEEN CALIFORNIA FUNDS?

While both NCP and NCO faced a number of calls over the past 12 months as they passed their 10-year anniversaries, they once again offer good protection from calls, with less than 11% of their portfolios callable in 2001 and 2002. Between November 2000 and November 2001, NQC, NVC, and NUC will also reach the 10-year point of the bond market cycle, a period when the potential for bond calls normally increases. Over the next two years, calls could affect as much as 30-45% of these Funds' portfolios. We plan to manage through this period using strategies such as selling bonds with short calls (i.e., bonds that we anticipate will be called within the next four to six months) as we find appropriate investments to replace the sold bonds. In this way, we can capture the premium prices of the short-call bonds and still remain fully invested, rather than allow the bonds to be called and the proceeds sit in cash. We will also continue to closely monitor the market for opportunities to add bonds that extend call protection so the Funds can participate fully in any bond market recovery.

In addition to improving call protection, we plan to focus on the same strategies that we have emphasized over the past year, including strengthening dividend- payment capabilities and managing the Funds' durations. The portfolio turnover in several of the Funds due to bond calls should also provide us with opportunities to enhance their structure. If credit spreads narrow, as we anticipate they might, we may decide to reallocate assets from BBB/non-rated securities to higher quality AAA and AA bonds. From a technical perspective, any decline in interest rates will result in investors' looking for opportunities to increase yield, which in turn will increase demand for BBB/non-rated bonds. In the transportation sector, we expect our main holding, the Foothill/Eastern bonds, to show significant operating performance this year, which should improve its trading value. We believe the Nuveen California Funds continue to be well positioned to provide attractive income and a measure of portfolio diversification that can be a valuable benefit to investors now and in the years ahead.

1 The performance of the Nuveen California Funds is compared with that of the Lehman Brothers California Tax-Exempt Bond Index, an unleveraged index comprising a broad range of investment-grade California municipal bonds. Results for the Lehman index do not reflect any expenses.
2 The Funds' total returns are compared with the average annualized return of the 19 funds in the Lipper California Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.
3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the fund's market yield on the indicated date and a combined federal and state income tax rate of 37.5%.
4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. With the exception of NCA, which is unleveraged, references to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

NCA

Nuveen California Municipal Value Fund, Inc.

Performance
   OVERVIEW As of August 31, 2000


PORTFOLIO STATISTICS
-----------------------------------------------------

Inception Date                               10/87
-----------------------------------------------------
Share Price                                $9 5/16
-----------------------------------------------------
Net Asset Value                              $9.85
-----------------------------------------------------
Market Yield                                 5.54%
-----------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.03%
-----------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.86%
-----------------------------------------------------
Fund Net Assets ($000)                    $248,375
-----------------------------------------------------
Average Effective Maturity (Years)           18.88
-----------------------------------------------------
Average Duration                              8.99
-----------------------------------------------------

ANNUALIZED TOTAL RETURN
-----------------------------------------------------

                      On Share Price        On NAV
-----------------------------------------------------

1-Year                         6.80%         6.80%
-----------------------------------------------------
5-Year                         5.62%         5.40%
-----------------------------------------------------
10-Year                        5.62%         6.31%
-----------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
-----------------------------------------------------

Tax Obligation/Limited                         29%
-----------------------------------------------------
U.S.Guaranteed                                 20%
-----------------------------------------------------
Transportation                                 11%
-----------------------------------------------------
Housing/Multifamily                             8%
-----------------------------------------------------
Healthcare                                      7%
-----------------------------------------------------

BAR CHART:
NCA
1999-2000 Monthly Tax-Free Dividends Per Share2

Sep      0.0415
Oct      0.0415
Nov      0.0415
Dec      0.0415
Jan      0.0415
Feb      0.0415
Mar      0.043
Apr      0.043
May      0.043
Jun      0.043
Jul      0.043
Aug      0.043

LINE CHART:
Share Price Performance
9/3/99         9.19
9/10/99        9.31
9/17/99        8.75
9/24/99        8.69
10/1/99        8.88
10/8/99        8.75
10/15/99       8.5
10/22/99       8.44
10/29/99       8.38
11/5/99        8.56
11/12/99       8.31
11/19/99       8.38
11/26/99       8.19
12/10/99       8.19
12/17/99       7.69
12/23/99       7.81
12/31/99       7.88
1/7/00         8
1/14/00        7.81
1/21/00        7.75
1/28/00        7.75
2/4/00         8.25
2/11/00        8.38
2/18/00        8.25
2/25/00        8.06
3/3/00         8.38
3/10/00        8.31
3/17/00        8.56
3/24/00        8.56
3/31/00        8.88
4/7/00         8.63
4/14/00        8.75
4/20/00        8.5
4/28/00        8.56
5/5/00         8.38
5/12/00        8.25
5/19/00        8.38
5/26/00        8.44
6/2/00         8.75
6/9/00         9.13
6/16/00        8.69
6/23/00        8.88
6/30/00        8.94
7/7/00         9.13
7/14/00        9
7/21/00        8.88
7/28/00        9
8/4/00         9.25
8/11/00        9.38
8/18/00        9.25
8/25/00        9.31
8/31/00        9.31

         Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 The Fund also paid shareholders capital gains distributions in December 1999 of $0.0016 per share.

NCP

Nuveen California Performance Plus Municipal Fund, Inc.

Performance
   OVERVIEW As of August 31, 2000


PORTFOLIO STATISTICS
------------------------------------------------------

Inception Date                               11/89
------------------------------------------------------
Share Price                                $15 5/8
------------------------------------------------------
Net Asset Value                             $14.96
------------------------------------------------------
Market Yield                                 5.91%
------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.57%
------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.46%
------------------------------------------------------
Fund Net Assets ($000)                    $297,957
------------------------------------------------------
Average Effective Maturity (Years)           19.13
------------------------------------------------------
Leverage-Adjusted Duration                   13.66
------------------------------------------------------

ANNUALIZED TOTAL RETURN
------------------------------------------------------

                      On Share Price        On NAV
------------------------------------------------------

1-Year                        -1.56%         7.68%
------------------------------------------------------
5-Year                         7.70%         6.19%
------------------------------------------------------
10-Year                        7.77%         8.00%
------------------------------------------------------

Top Five Sectors (as a % of total investments)
------------------------------------------------------

Transportation                                 25%
------------------------------------------------------
Tax Obligation/Limited                         17%
------------------------------------------------------
Utilities                                      15%
------------------------------------------------------
U.S.Guaranteed                                 13%
------------------------------------------------------
Water and Sewer                                12%
------------------------------------------------------

NCP
BAR CHART:
1999-2000 Monthly Tax-Free Dividends Per Share

Sep               0.083
Oct               0.083
Nov               0.083
Dec               0.08
Jan               0.08
Feb               0.08
Mar               0.08
Apr               0.08
May               0.08
Jun               0.077
Jul               0.077
Aug               0.077

LINE CHART:
Share Price Performance
9/3/99            17
                  16.94
                  16.88
                  16.5
                  16.63
                  16.38
                  16.25
                  16
                  15.63
                  15.63
                  15.19
                  15.25
                  14.88
                  14.25
                  13.63
                  13.31
                  13.19
                  13.5
                  13.19
                  13.19
                  13.94
                  14.56
                  14.44
                  14.75
                  14.81
                  14.88
                  14.81
                  14.63
                  14.63
                  14.5
                  14.5
                  14.44
                  14.19
                  14.56
                  14.56
                  14.63
                  14.44
                  14.38
                  14.75
                  14.25
                  14.38
                  14.56
                  14.81
                  14.94
                  15.38
                  15.13
                  15.13
                  15.5
                  15.44
                  15.44
8/31/00           15.69

         Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

NCO

Nuveen California Municipal Market Opportunity Fund, Inc.

Performance
   OVERVIEW As of August 31, 2000


PORTFOLIO STATISTICS
---------------------------------------------------------

Inception Date                                5/90
---------------------------------------------------------
Share Price                                    $16
---------------------------------------------------------
Net Asset Value                             $14.97
---------------------------------------------------------
Market Yield                                 5.89%
---------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.54%
---------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.42%
---------------------------------------------------------
Fund Net Assets ($000)                    $188,794
---------------------------------------------------------
Average Effective Maturity (Years)           21.24
---------------------------------------------------------
Leverage-Adjusted Duration                   13.52
---------------------------------------------------------

ANNUALIZED TOTAL RETURN
---------------------------------------------------------

                      On Share Price        On NAV
---------------------------------------------------------

1-Year                         1.14%         6.33%
---------------------------------------------------------
5-Year                         7.90%         5.88%
---------------------------------------------------------
10-Year                        7.73%         8.01%
---------------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
---------------------------------------------------------

Tax Obligation/Limited                         28%
---------------------------------------------------------
Utilities                                      15%
---------------------------------------------------------
Transportation                                 13%
---------------------------------------------------------
Water and Sewer                                12%
---------------------------------------------------------
U.S.Guaranteed                                 10%
---------------------------------------------------------
NCO
1999-2000 Monthly Tax-Free Dividends Per Share

BAR CHART:
Sep      0.0845
Oct      0.0845
Nov      0.0845
Dec      0.0815
Jan      0.0815
Feb      0.0815
Mar      0.0815
Apr      0.0815
May      0.0815
Jun      0.0785
Jul      0.0785
Aug      0.0785

LINE CHART:
Share Price Performance

9/3/99            17.13
                  17.13
                  16.75
                  16.63
                  16.69
                  16.69
                  16.25
                  16
                  16.19
                  16.19
                  15.75
                  15.69
                  15.44
                  14.5
                  14
                  13.44
                  13.56
                  13.63
                  13.56
                  13.63
                  14.5
                  14.75
                  14.63
                  14.75
                  14.94
                  15.19
                  15.06
                  15
                  14.88
                  14.75
                  14.75
                  14.56
                  14.56
                  14.75
                  14.75
                  14.75
                  14.69
                  14.56
                  14.94
                  14.94
                  15
                  15.06
                  15.06
                  15.25
                  15.69
                  15.5
                  15.56
                  15.94
                  16.06
                  16.19
8/31/00           16.13


         Weekly Closing Price
Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

NQC

Nuveen California Investment Quality Municipal Fund, Inc.

Performance
   OVERVIEW As of August 31, 2000


PORTFOLIO STATISTICS
-----------------------------------------------------

Inception Date                               11/90
-----------------------------------------------------
Share Price                                $15 5/8
-----------------------------------------------------
Net Asset Value                             $14.83
-----------------------------------------------------
Market Yield                                 5.88%
-----------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.52%
-----------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.41%
-----------------------------------------------------
Fund Net Assets ($000)                    $311,258
-----------------------------------------------------
Average Effective Maturity (Years)           16.50
-----------------------------------------------------
Leverage-Adjusted Duration                   10.50
-----------------------------------------------------

ANNUALIZED TOTAL RETURN
-----------------------------------------------------

                      On Share Price        On NAV
-----------------------------------------------------

1-Year                         2.91%         6.69%
-----------------------------------------------------
5-Year                         7.18%         5.80%
-----------------------------------------------------
Since Inception                7.00%         7.36%
-----------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
-----------------------------------------------------

U.S.Guaranteed                                 30%
-----------------------------------------------------
Transportation                                 24%
-----------------------------------------------------
Tax Obligation/Limited                         13%
-----------------------------------------------------
Healthcare                                      9%
-----------------------------------------------------
Tax Obligation/General                          6%
-----------------------------------------------------

NQC
1999-2000 Monthly Tax-Free Dividends Per Share
BAR CHART:

Sep               0.0795
Oct               0.0795
Nov               0.0795
Dec               0.0765
Jan               0.0765
Feb               0.0765
Mar               0.0765
Apr               0.0765
May               0.0765
Jun               0.0765
Jul               0.0765
Aug               0.0765


LINE CHART:
Share Price Performance
9/3/99            16.13
                  16.19
                  15.81
                  15.38
                  15.5
                  15.38
                  14.88
                  14.69
                  14.94
                  15
                  14.69
                  14.38
                  14.38
                  13.31
                  13.19
                  12.75
                  12.81
                  12.94
                  13.19
                  13.13
                  13.25
                  13.94
                  14.19
                  14.25
                  14.56
                  14.69
                  14.56
                  14.44
                  14.13
                  14.31
                  14.25
                  14.06
                  14
                  14.06
                  14.25
                  14
                  14
                  14.06
                  14.25
                  14.5
                  14.5
                  14.5
                  14.69
                  15.06
                  15.06
                  14.94
                  14.94
                  15.31
                  15.5
                  15.5
8/31/00           15.5

         Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

NVC

Nuveen California Select Quality Municipal Fund, Inc.

Performance
   OVERVIEW As of August 31, 2000


PORTFOLIO STATISTICS
----------------------------------------------------

Inception Date                                5/91
----------------------------------------------------
Share Price                                $15 1/2
----------------------------------------------------
Net Asset Value                             $14.90
----------------------------------------------------
Market Yield                                 5.88%
----------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.52%
----------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.41%
----------------------------------------------------
Fund Net Assets ($000)                    $532,791
----------------------------------------------------
Average Effective Maturity (Years)           16.93
----------------------------------------------------
Leverage-Adjusted Duration                   10.02
----------------------------------------------------

ANNUALIZED TOTAL RETURN
----------------------------------------------------

                      On Share Price        On NAV
----------------------------------------------------

1-Year                         2.96%         7.47%
----------------------------------------------------
5-Year                         8.30%         6.39%
----------------------------------------------------
Since Inception                7.13%         7.51%
----------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
----------------------------------------------------

U.S.Guaranteed                                 32%
-----------------------------------------------------
Tax Obligation/Limited                         17%
-----------------------------------------------------
Healthcare                                     11%
-----------------------------------------------------
Transportation                                 10%
-----------------------------------------------------
Tax Obligation/General                          7%
-----------------------------------------------------

NVC

1999-2000 Monthly Tax-Free Dividends Per Share

Sep               0.079
Oct               0.079
Nov               0.079
Dec               0.079
Jan               0.079
Feb               0.079
Mar               0.079
Apr               0.079
May               0.079
Jun               0.076
Jul               0.076
Aug               0.076

Share Price Performance
9/3/99            16.19
                  16.38
                  16.06
                  15.94
                  16
                  15.56
                  15
                  14.75
                  14.81
                  14.81
                  14.75
                  14.69
                  14.19
                  13.75
                  12.88
                  12.75
                  13.13
                  13.5
                  12.94
                  12.94
                  13.81
                  14.5
                  14.5
                  14.13
                  14.19
                  14
                  13.69
                  13.94
                  14.13
                  14.38
                  14.5
                  14.31
                  14.25
                  14.13
                  14.25
                  14.19
                  14.13
                  14.38
                  14.63
                  14.88
                  14.5
                  14.44
                  14.5
                  14.69
                  14.63
                  14.94
                  15
                  15.13
                  15.25
                  15.5
8/31/00  15.63
         Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

NUC
Nuveen California Quality Income Municipal Fund, Inc.

Performance
   OVERVIEW As of August 31, 2000


PORTFOLIO STATISTICS
----------------------------------------------------

Inception Date                               11/91
----------------------------------------------------
Share Price                               $16 3/16
----------------------------------------------------
Net Asset Value                             $15.41
----------------------------------------------------
Market Yield                                 5.82%
----------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.43%
----------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.31%
----------------------------------------------------
Fund Net Assets ($000)                    $520,148
----------------------------------------------------
Average Effective Maturity (Years)           15.96
----------------------------------------------------
Leverage-Adjusted Duration                   10.13
----------------------------------------------------

ANNUALIZED TOTAL RETURN
----------------------------------------------------

                      On Share Price        On NAV
----------------------------------------------------

1-Year                         3.83%         7.64%
----------------------------------------------------
5-Year                         9.06%         6.96%
----------------------------------------------------
Since Inception                7.37%         7.59%
----------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
----------------------------------------------------

U.S.Guaranteed                                 38%
----------------------------------------------------
Tax Obligation/Limited                         16%
----------------------------------------------------
Healthcare                                     10%
----------------------------------------------------
Tax Obligation/General                         10%
----------------------------------------------------
Water and Sewer                                 7%
----------------------------------------------------
NUC
1999-2000 Monthly Tax-Free Dividends Per Share

Sep               0.0815
Oct               0.0815
Nov               0.0815
Dec               0.0815
Jan               0.0815
Feb               0.0815
Mar               0.0815
Apr               0.0815
May               0.0815
Jun               0.0785
Jul               0.0785
Aug               0.0785


Share Price Performance

9/3/99            16.81
                  16.88
                  16.38
                  16.25
                  16.19
                  16.06
                  15.44
                  15.19
                  15.31
                  15.44
                  15
                  15.13
                  14.94
                  14.19
                  14
                  13.56
                  13.31
                  14.25
                  13.5
                  13.5
                  14
                  15.19
                  15.25
                  15.13
                  14.94
                  14.75
                  14.69
                  14.38
                  14.75
                  14.94
                  14.94
                  14.75
                  14.94
                  14.88
                  14.94
                  14.63
                  14.5
                  14.88
                  15.25
                  15
                  15.13
                  15.44
                  15.38
                  15.5
                  15.44
                  15.63
                  15.88
                  15.81
                  15.88
                  16
8/31/00           16.06

         Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

NAC

Nuveen California Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of August 31, 2000


PORTFOLIO STATISTICS
-----------------------------------------------------

Inception Date                                5/99
-----------------------------------------------------
Share Price                                $13 3/4
-----------------------------------------------------
Net Asset Value                             $13.82
-----------------------------------------------------
Market Yield                                 5.85%
-----------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.48%
-----------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.36%
-----------------------------------------------------
Fund Net Assets ($000)                    $498,326
-----------------------------------------------------
Average Effective Maturity (Years)           25.87
-----------------------------------------------------
Leverage-Adjusted Duration                   18.65
-----------------------------------------------------

ANNUALIZED TOTAL RETURN
-----------------------------------------------------

                      On Share Price        On NAV
-----------------------------------------------------

1-Year                        -2.18%        10.80%
-----------------------------------------------------
Since Inception               -0.98%         3.27%
-----------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
-----------------------------------------------------

Tax Obligation/Limited                         22%
-----------------------------------------------------
Transportation                                 17%
-----------------------------------------------------
Water and Sewer                                13%
-----------------------------------------------------
Healthcare                                     11%
-----------------------------------------------------
Tax Obligation/General                         11%
-----------------------------------------------------

NAC Bar Chart:
1999-2000 Monthly Tax-Free Dividends Per Share.

Sep      0.072
Oct      0.072
Nov      0.072
Dec      0.072
Jan      0.072
Feb      0.072
Mar      0.07
Apr      0.07
May      0.07
Jun      0.067
Jul      0.067
Aug      0.067

Share Price Performance
9/3/99   14.94
         14.69
         14.75
         14.63
         14.56
         14.44
         13.63
         13.38
         13.81
         13.44
         12.88
         13.38
         12.94
         12.88
         12.31
         11.88
         11.81
         12.5
         12.19
         12.13
         12.44
         12.94
         12.56
         12.63
         12.63
         12.63
         12.63
         12.56
         13.25
         13.5
         13.13
         12.69
         12.38
         12.81
         12.56
         12.5
         12.75
         12.69
         12.31
         12.75
         12.69
         12.94
         13.13
         13.56
         13.31
         13.5
         13.31
         13.38
         13.44
         13.75
         13.63
8/31/00  13.75
         Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

Report of
      INDEPENDENT AUDITORS




THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND




We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen California Quality Income Municipal Fund, Inc., and Nuveen California Dividend Advantage Municipal Fund as of August 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen California Quality Income Municipal Fund, Inc., and Nuveen California Dividend Advantage Municipal Fund at August 31, 2000, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.




/s/ Ernst & Young LLP



Chicago, Illinois
October 18, 2000


                            Nuveen California Municipal Value Fund, Inc. (NCA)

                            Portfolio of
                                       INVESTMENTS August 31, 2000






   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Education and Civic Organizations - 2.7%

$       1,735   ABAG Finance Authority for Nonprofit Corporations (California),        7/01 at 102         Aa2         $1,804,868
                 1991 Certificates of Participation (United Way of
                 Santa Clara County Project), 7.200%, 7/01/11

        3,115   California Educational Facilities Authority, Revenue Bonds             6/10 at 101         Baa3         3,287,633
                 (Pooled College and University Projects),
                 2000 Series C, 6.750%, 6/01/30

        1,500   California Statewide Community Development Authority,                 12/06 at 105          N/R         1,555,365
                 Certificates of Participation, San Diego Space and
                 Science Foundation, Series 1996, 7.500%, 12/01/26


------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 6.8%

        1,000   City of Arcadia, California, Hospital Revenue Bonds (Methodist         11/02 at 102         A           1,048,690
                 Hospital of Southern California),  Series 1992, 6.500%, 11/15/12

       12,000   California Health Facilities Financing Authority, Revenue Bonds        12/09 at 101         A2         12,236,520
                 (Cedars-Sinai Medical Center), Series 1999A, 6.125%, 12/01/30

        2,310   City of Pasadena, Insured Health Facilities Revenue Bonds              12/00 at 100         AA-         2,311,294
                 (Pacific Clinics), Series 1988A, 8.200%, 6/01/18

        1,440   City of Stockton, California, Health Facility Revenue Bonds,           12/07 at 102         BBB+        1,398,686
                 Dameron Hospital Association, 1997  Series A, 5.300%, 12/01/08


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 7.9%

        9,100   ABAG Finance Authority for Nonprofit Corporations, Multifamily         No Opt. Call         BBB         9,383,556
                 Housing Revenue Refunding Bonds (United Dominion/2000
                 Post Apartments), 2000 Series B, 6.400%, 8/15/30
                 (Alternative Minimum Tax) (Mandatory put 8/15/08)

        3,850   California Statewide Communities Development Authority,                 7/09 at 102         N/R         3,500,536
                 Multifamily Housing Revenue Bonds (Harbor City Lights Project),
                 Series 1999Y, 6.650%, 7/01/39 (Alternative Minimum Tax)

        5,000   California Statewide Communities Development Authority,                 No Opt. Call        BBB+        5,072,550
                 Multifamily Housing Refunding Bonds (Archstone Pelican
                 Point Apartments), Issue 1999H Archstone Communities Trust,
                 5.300%, 6/01/29 (Mandatory put 6/01/08)

          505   County of Riverside (California), Mobile Home Park Revenue Bonds        10/00 at 100        N/R           471,726
                 (Bravo Mobile Home Park Project), Series 1999B, 6.500%, 3/20/29

        1,440   San Dimas Housing Authority, Mobile Home Park Revenue Bonds              7/08 at 102        N/R         1,282,392
                 (Charter Oak Mobile Home Estates Acquisition Project),
                 Series 1998A, 5.700%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 2.8%

        2,200   California Housing Finance Agency, Home Mortgage Revenue Bonds,           2/06 at 102       AAA         2,296,690
                  1995 Series M, 6.050%, 8/01/15 (Alternative Minimum Tax)

          460   California Rural Home Mortgage Finance Authority, Single Family          No Opt. Call       Aaa           489,803
                  Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                  1993 Issue A Series 2, 7.950%, 12/01/24 (Alternative Minimum Tax)

        2,600   California Rural Home Mortgage Finance Authority, Single Family          No Opt. Call       AAA         2,972,502
                   Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                   1997 Series D, 6.700%, 5/01/29 (Alternative Minimum Tax)

        1,150   Southern California Home Financing Authority, Single Family              No Opt. Call       AAA         1,186,789
                  Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                  1988 Issue A, 8.125%, 2/01/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 4.1%

        2,720   American Baptist Homes of the West Facilities Project,                   10/07 at 102       BBB-        2,362,102
                 Revenue Refunding Certificates of Participation,
                 Series 1997A, 5.750%, 10/01/17

        6,445   California Statewide Communities Development Authority,                   4/09 at 101       BBB         5,948,799
                 Certificates of Participation, The Internext Group,
                 5.375%, 4/01/17

        2,000   Riverside County (California), Public Financing Authority,                5/09 at 101       BBB-        1,886,180
                 Certificates of Participation, Air Force Village West, Inc.,
                 5.750%, 5/15/19


                            Nuveen California Municipal Value Fund, Inc. (NCA) (continued)

                                    Portfolio of INVESTMENTS August 31, 2000


 PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/General - 6.2%

                State of California, Various Purpose General Obligation Bonds:
$       7,500    5.750%, 3/01/27                                                        3/10 at 101       AAA       $   7,756,875
        2,750    5.000%, 8/01/29                                                        8/09 at 101       AAA           2,584,065

                Los Angeles Unified School District, California, General
                Obligation Bonds, Election of 1997, Series D 2000:
        1,200    5.000%, 7/01/06                                                        No Opt. Call      AA-           1,255,152
        1,200    5.625%, 7/01/14                                                        7/10 at 100       AAA           1,286,028

        2,325   Temecula Valley Unified School District, County of Riverside,           9/06 at 102       AAA           2,466,546
                 California, 1990 General Obligation Bonds, Series F,
                 6.000%, 9/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 29.0%

        4,500   Bonita Canyon Public Facilities Financing Authority (California),       9/00 at 103       N/R          4,084,155
                 Community Facilities District No. 98-1 Special Tax Bonds,
                 Series 1998, 5.375%, 9/01/28

        9,000   State Public Works Board of California, Lease Revenue Bonds             1/06 at 100       AAA          8,960,310
                 (Department of Corrections), 1996 Series A (California Substance
                 Abuse Treatment Facility and State Prison at Corcoran (Corcoran II)),
                 5.250%, 1/01/21

        4,000   State Public Works Board of California, Lease Revenue Bonds             11/09 at 101      AAA          4,148,200
                 (California Department of Health Services), 1999 Series A
                 (Richmond Laboratory Project), 5.750%, 11/01/24

        6,000   Community Facilities District No. 98-2 of the Capistrano Unified        9/09 at 102       N/R          5,619,540
                 School District (Ladera), California, Series 1999 Special Tax Bonds,
                 5.750%, 9/01/29

        3,995   Chino Unified School District, Certificates of Participation            9/05 at 102       AAA          4,212,847
                 (1995 Master Lease Program), 6.000%, 9/01/20

        2,800   Community Development Commission of the City of Commerce,               8/07 at 102       N/R          2,784,992
                 Redevelopment Project No. 1, Subordinate Lien Tax Allocation
                 Refunding Bonds, Series 1997B, 6.000%, 8/01/21

        2,000   Redevelopment Agency of the City of Duarte, Amended Davis Addition      9/07 at 102       N/R          2,121,520
                 Project Area, 1997 Tax Allocation Refunding Bonds, 6.700%, 9/01/14

          900   Inglewood Public Finance Authority, 1992 Revenue Bonds, Series B        5/02 at 102       BBB            947,385
                 (In-Town, Manchester-Prairie and North Inglewood Industrial
                 Park Redevelopment Project Loans), 7.000%, 5/01/22

        2,000   Los Angeles Convention and Exhibition Center Authority (California),    8/03 at 102       AAA          1,959,700
                  Lease Revenue Bonds, 1993 Refunding Series A, 5.125%, 8/15/21

        4,735   City of Milpitas, Limited Obligation Improvement Bonds,                 9/00 at 103       N/R          4,777,994
                  Local Improvement District No. 20, 1998 Series A
                  (Santa Clara County, California), 5.650%, 9/02/13

        3,300   Orange County Development Agency, Santa Ana Heights Project Area,       9/03 at 102       BBB          3,333,891
                  1993 Tax Allocation Revenue Bonds (California), 6.125%, 9/01/23

        8,000   Palmdale Elementary School District (Los Angeles County, California)    8/09 at 101       AAA          8,270,720
                 Community Facilities District No. 90-1, Special Tax Bonds,
                 Series 1999, 5.800%, 8/01/29

          750   Sacramento Area Flood Control Agency (California), North Area           10/05 at 102      AAA            746,895
                 Local Project, Capital Assessment District No. 2 Bonds,
                 Series 1995, 5.375%, 10/01/25

        8,000   Redevelopment Agency of the City of San Jose, Merged Area               2/04 at 102       AAA          7,759,200
                 Redevelopment Project, Tax Allocation Bonds,
                 Series 1993, 5.000%, 8/01/20

        1,700   Shafter Joint Powers Financing Authority, Lease Revenue Bonds,          1/07 at 101       A2           1,819,578
                 1997 Series A (Community Correctional Facility
                 Acquisition Project), 5.950%, 1/01/11

        1,000   City of Stockton, Mello-Roos Revenue Bonds, Series 1997A,               8/05 at 102       N/R          1,044,090
                 Community Facilities District No. 90-2 (Brookside Estates),
                 5.850%, 8/01/09

        3,470   Upland Community Redevelopment Agency, California, Upland               10/01 at 101      N/R          3,503,173
                 Redevelopment Project (A Merged Project), Subordinated Tax
                 Allocation Notes (Low and Moderate Income Housing Fund Projects),
                 Issue of 1999, 6.100%, 10/01/04

        3,000   Virgin Islands Public Finance Authority, Revenue Bonds                  10/10 at 101      BBB-         3,113,820
                 (Virgin Islands Gross Receipts Tax Loan Note),
                 Series 1999A, 6.500%, 10/01/24

        2,570   Vista Joint Powers Financing Authority, Special Tax Lease               9/05 at 102       N/R          2,575,834
                 Revenue Refunding Bonds, 1997 Series A (California), 5.875%, 9/01/20




 PRINCIPAL                                                                           OPTIONAL CALL                            MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Transportation - 10.8%

$      20,000   Foothill/Eastern Transportation Corridor Agency, California,            1/14 at 101       BBB-      $ 11,407,600
                 Toll Road Refunding Revenue Bonds, Series 1999, 0.000%, 1/15/27

        1,250   City of Fresno, California, Airport Revenue Bonds,                      7/10 at 101       AAA          1,256,488
                 Series 2000A, 5.500%, 7/01/30

        3,000   Port Of Oakland, California, Revenue Bonds, 1997 Series G, 5.375%,     11/07 at 102       AAA          2,950,980
                 11/01/25 (Alternative Minimum Tax)

        5,000   Airports Commission, City and County of San Francisco, California,      5/06 at 102       AAA          5,067,900
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 10A, 5.625%, 5/01/21 (Alternative Minimum Tax)

        5,925   Airports Commission, City and County of San Francisco, California,      5/05 at 101        AAA         6,216,510
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 11 (Noise Insulation Program), 6.200%, 5/01/19 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 19.8%

        1,500   California Health Facilities Financing Authority, Revenue Bonds         7/01 at 102       AA-***       1,566,255
                 (St. Joseph Health System), Series 1991A, 7.000%,
                 7/01/10 (Pre-refunded to 7/01/01)

        2,700   California Statewide Communities Development Authority,                 4/03 at 102       N/R***       2,868,588
                 Pacific Homes, Series A, Certificates of Participation,
                 6.000%, 4/01/17 (Pre-refunded to 4/01/03)

        1,725   Trustees of the California State University to the California State     12/00 at 101 7/8  AAA          1,770,868
                 University Institute, Trust Certificates, 7.200%, 6/01/10
                 (Pre-refunded to 12/01/00)

        2,065   County of Contra Costa, California, 1988 Home Mortgage                  No Opt. Call      AAA          2,698,583
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 8.250%, 6/01/21 (Alternative Minimum Tax)

          885   Inglewood Public Finance Authority, 1992 Revenue Bonds, Series C        5/02 at 102       A-***         936,091
                 (In-Town, Manchester and North Inglewood Industrial Park
                 Redevelopment Projects - Housing Set-Aside Loans), 7.000%, 5/01/22
                 (Pre-refunded to 5/01/02)

        2,500   The Community Redevelopment Agency of the City of Los Angeles,          1/01 at 100       BBB***       2,523,625
                  California, Central Business District Redevelopment Project,
                  Tax Allocation Refunding Bonds, Series G, 6.750%, 7/01/10

        8,515   Los Angeles Convention and Exhibition Center Authority,                 12/05 at 100      AAA         10,491,842
                 California, Certificates of Participation, Series 1985,
                 9.000%, 12/01/20 (Pre-refunded to 12/01/05)

        4,000   Modesto Irrigation District Financing Authority, Domestic Water         9/05 at 102       AAA          4,371,440
                 Project Revenue Bonds, Series 1995C, 5.750%, 9/01/22
                 (Pre-refunded to 9/01/05)

        8,565   City of Palmdale, California, Single Family Mortgage Revenue Bonds      No Opt. Call      AAA          3,616,057
                 (GNMA Mortgage-Backed Securities Program), Series 1988A,
                 0.000%, 3/01/17

        5,690   Sacramento County Sanitation Districts Financing Authority, 1993        12/18 at 100      Aaa          5,329,539
                 Revenue Bonds, 4.750%, 12/01/23  (Pre-refunded to 12/01/18)

        1,265   San Benito Hospital District, Insured Health Facility Revenue Bonds,    12/01 at 102      AA-***       1,331,805
                 Series 1991A, 6.750%, 12/01/21 (Pre-refunded to 12/01/01)

       20,415   County of San Bernardino, California, Single Family Mortgage            No Opt. Call      AAA          6,265,159
                 Revenue Bonds (GNMA Mortgage-Backed Securities), 1988 Series A,
                 0.000%, 9/01/21 (Alternative Minimum Tax)

        5,050   The Regents of the University of California, Refunding Revenue Bonds    9/02 at 102       AAA          5,422,791
                 (Multiple Purpose Projects), Series A, 6.875%, 9/01/16
                 (Pre-refunded to 9/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 5.9%

        3,000   California Statewide Communities Development Authority, Certificates    12/04 at 102      N/R          2,774,910
                 of Participation Refunding Bonds (Rio Bravo Fresno Project),
                 1999 Series A, 6.300%, 12/01/18

        3,000   Merced Irrigation District (California), 1998 Revenue Certificates of   3/03 at 102       N/R          3,021,780
                 Participation (1998 Electric System Project), 6.300%, 3/01/19

        5,000   Merced Irrigation District, California, 2000 Subordinated Revenue       6/08 at 102       N/R          5,163,700
                 Certificates of Participation, Electric System Project,
                 7.450%, 3/01/18

        3,500   Puerto Rico Industrial, Tourist, Educational, Medical, and              6/10 at 101       Baa 2        3,656,940
                 Environmental Control Facilities Financing Authority, Cogeneration
                 Facility Revenue Bonds, 2000 Series A, 6.625%, 6/01/26 (Alternative
                 Minimum Tax)



                            Nuveen California Municipal Value Fund, Inc. (NCA) (continued)

                                    Portfolio of INVESTMENTS August 31, 2000


 PRINCIPAL                                                                          OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 2.9%

$       2,015   Azusa Public Financing Authority (California), Revenue Bonds,           7/03 at 102       AAA      $   1,916,144
                 Series 1993A (City of Azusa Water System Acquisition Project),
                 5.000%, 7/01/23

        5,000   Castaic Lake Water Agency (California), Refunding Revenue               8/04 at 102       AAA          5,322,751
                 Certificates of Participation (Water System Improvement Projects),
                 Series 1994A, 6.300%, 8/01/20
------------------------------------------------------------------------------------------------------------------------------------

$     268,830   Total Investments (cost $234,041,161) - 98.9%                                                        245,577,537
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                   2,797,327
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                  $ 248,374,864
                ====================================================================================================================


                       *    Optional Call Provisions (not covered by the report
                            of independent auditors): Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                      **    Ratings (not covered by the report of independent
                            auditors): Using the higher of Standard & Poor's or
                            Moody's rating.
                     ***    Securities are backed by an escrow or trust
                            containing sufficient U.S. Government or U.S.
                            Government agency securities  which
                            ensures the timely payment of principal and
                            interest. Securities are normally considered to be
                            equivalent to AAA rated securities.
                     N/R    Investment is not rated.

                                 See accompanying notes to financial statements.

                            Nuveen California Performance Plus Municipal Fund, Inc. (NCP)

                            Portfolio of
                                       INVESTMENTS August 31, 2000







 PRINCIPAL                                                                          OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Healthcare - 3.1%

$       2,780   California Health Facilities Financing Authority,                       5/03 at 102       AA-       $  2,891,283
                  Insured Health Facility Revenue Refunding Bonds,
                  (Valley Memorial Hospital), Series 1993A, 6.000%, 5/01/17

                Central Joint Powers Health Financing Authority, Certificates of
                Participation, Series 1993 (Community Hospital of Central
                California):
        2,500    5.250%, 2/01/13                                                        2/03 at 102       Baa1         2,321,625
        4,720    5.000%, 2/01/23                                                        2/03 at 100       Baa1         3,889,658


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 3.7%

        5,000   California Statewide Communities Development Authority, Apartment       7/08 at 101       BBB          4,908,500
                 Development Revenue Refunding Bonds (Irvine Apartment
                 Communities, L.P.), Series 1998A, 4.900%, 5/15/25
                 (Mandatory put 5/15/08)

        3,915   The City of Los Angeles, Multifamily Housing Revenue Bonds              3/07 at 102       AAA          3,958,691
                 (GNMA Collateralized - Ridgecroft Apartments Project),
                 Series 1997E, 6.250%, 9/20/39 (Alternative Minimum Tax)

        2,255   Community Development Commission of the County of Los Angeles,          5/03 at 100       Aaa          2,286,593
                  Mortgage Revenue Refunding Bonds, Series 1993
                  (FHA-Insured Mortgage Loans - Los Tomas Apartments),
                  Section 8 Assisted Project, 6.500%, 7/15/23


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 1.7%

       15,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,         2/10 at 60 3/4    AAA          5,202,450
                 Series 1999N, 0.000%, 2/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 9.1%

        4,000   State of California, Various Purpose General                            8/09 at 101       AAA          3,809,560
                 Obligation Bonds, 5.000%, 8/01/24

        2,500   Hawthorne School District (Los Angeles County, California),             11/08 at 102      AAA          2,539,700
                 General Obligation Bonds, 1997 Election, 1997 Series A,
                 5.500%, 5/01/22

                Los Angeles Unified School District, California, General
                Obligation Bonds, Election of 1997, Series D 2000:
        1,200    5.000%, 7/01/06                                                        No Opt. Call      AA-          1,255,152
        1,200    5.625%, 7/01/14                                                        7/10 at 100       AAA          1,286,028

        7,465   Commonwealth of Puerto Rico, Bond Payment Obligation Public             No Opt. Call      AAA          8,970,392
                 Improvement Bonds, Series 1993, 7.000%, 7/01/10

        5,850   Commonwealth of Puerto Rico, Public Improvement Bonds of 2000           7/10 at 100       AAA          6,046,970
                 (General Obligation Bonds), 5.750%, 7/01/26

        3,000   San Jose-Evergreen Community College District, Santa Clara County,      9/10 at 100       AAA          3,060,060
                 California Election of 1998 General Obligation Bonds,
                 Series B, 5.600%, 9/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 15.8%

        2,000   Cudahy Redevelopment Agency, Cudahy Redevelopment Project,              9/03 at 102       BBB          2,068,160
                 Tax Allocation Refunding Bonds, Series 1994A, 6.700%, 9/01/24

        3,000   Fontana Public Financing Authority (San Bernardino County,              9/00 at 102       BBB          3,062,730
                 California), Tax Allocation Revenue Bonds (North Fontana
                 Redevelopment Project), 1990 Series A, 7.250%, 9/01/20

        2,500   Fruitvale School District, Certificates of Participation                12/00 at 102      Baa          2,556,575
                  (1990 Improvement Project), 7.875%, 6/01/04

        3,500   City of Irvine (California), Mobile Home Park Revenue Bonds             3/08 at 102       N/R          3,118,920
                 (Meadows Mobile Home Park Project), Series 1998A, 5.700%, 3/01/28

        5,000   Los Angeles County Metropolitan Transportation Authority                7/03 at 100       AAA          4,808,750
                 (California), Proposition A, Sales Tax Revenue Refunding Bonds,
                 Series 1993-A, 5.000%, 7/01/21

                Western Nevada County Solid Waste Management System (California),
                Certificates of Participation, 1991 Project:
        2,245    7.250%, 6/01/08                                                        6/01 at 102       BB           2,263,544
        2,500    7.500%, 6/01/21                                                        6/01 at 102       BB           2,511,725



                            Nuveen California Performance Plus Municipal Fund, Inc. (NCP) (continued)

                                    Portfolio of INVESTMENTS August 31, 2000



 PRINCIPAL                                                                          OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/Limited (continued)

$       8,800   County of Orange, California, 1996 Recovery Certificates of             7/06 at 102       AAA        $ 9,238,856
                 Participation, Series A, 6.000%, 7/01/26

        2,780   Pleasanton Joint Powers Financing Authority, Reassessment               9/03 at 102       Baa1         2,923,281
                 Revenue Bonds, 1993 Series A, 6.000%, 9/02/05

        1,000   Redevelopment Agency of the City of Pomona, Holt Avenue/Indian          6/02 at 102       N/R            998,360
                 Hill Redevelopment Project, 1997 Tax Allocation Refunding Bonds,
                 Series S, 5.750%, 6/01/16

        6,470   San Leandro Public Financing Authority, California, Certificates of     6/03 at 102       A            6,569,897
                 Participation (1993 Seismic Retrofit Financing Project),
                 5.950%, 6/01/23

                San Marcos Unified School District (California),
                Community Facilities District No. 5 (Rancho Carillo),
                Series 1999 Special Tax Bonds:
        1,000    5.500%, 9/01/18                                                        9/00 at 103       N/R            941,750
        2,250    5.600%, 9/01/29                                                        9/00 at 103       N/R          2,082,083

        1,000   City of Stockton, Mello-Roos Revenue Bonds, Series 1998A,               9/06 at 102       N/R          1,012,430
                 Community Facilities District No. 1 (Weston Ranch),
                 5.800%, 9/01/14

        1,345   Redevelopment Agency of the City of Suisun, Suisun City                 10/03 at 102      AAA          1,391,443
                 Redevelopment Project, 1993 Tax Allocation Refunding Bonds
                 (County of Solano, California), 5.900%, 10/01/23

        1,750   Taft Public Financing Authority, Lease Revenue Bonds, 1997 Series A     1/07 at 101       A2           1,873,095
                 (Community Correctional Facility Acquisition Project),
                 5.950%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 23.5%

                Foothill/Eastern Transportation Corridor Agency, California,
                Toll Road Refunding Revenue Bonds, Series 1999:
        5,600    0.000%, 1/15/28                                                        1/14 at 101       BBB-         3,178,952
       20,000    0.000%, 1/15/29                                                        1/14 at 101       BBB-        11,321,000

        6,000   Foothill/Eastern Transportation Corridor Agency, California, Toll       1/10 at 100       AAA          5,614,920
                 Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        8,000   Port of Oakland, California, Revenue Bonds,                             No Opt. Call      AAA          8,052,480
                 1990 Series D, 8.000%, 11/01/00

        8,550   Port of Oakland, California, Revenue Bonds, 2000 Series K,              5/10 at 100       AAA          8,743,230
                 5.750%, 11/01/29 (Alternative Minimum Tax)

        5,000   Airports Commission, City and County of San Francisco, California,      5/05 at 101       AAA          5,243,150
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 11 (Noise Insulation Program), 6.250%, 5/01/26 (Alternative
                 Minimum Tax)

        9,500   Airport Commission, City and County of San Francisco, California,       5/09 at 101       AAA          8,724,040
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 23B Bonds, 5.000%, 5/01/30 (Alternative Minimum Tax)

       14,000   Airport Commission, City and County of San Francisco, California,       5/10 at 101       AAA         13,989,640
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 25 Bonds, 5.500%, 5/01/24 (Alternative Minimum Tax)

       39,415   San Joaquin Hills Transportation Corridor Agency,                       No Opt. Call      AAA          5,306,441
                 Toll Road Refunding Revenue Bonds, Series 1997A, 0.000%, 1/15/36


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 12.9%

        2,000   California Educational Facilities Authority, Revenue Bonds              10/00 at 102      Aaa          2,045,660
                 (St. Mary's College of California Project), Series 1990, 7.500%,
                 10/01/20 (Pre-refunded to 10/01/00)

        4,800   California Health Facilities Financing Authority, Health Facility       10/00 at 102      N/R***       4,909,152
                 Revenue Bonds (Sisters of Providence), Series 1990, 7.500%,
                 10/01/10 (Pre-refunded to 10/01/00)

        5,710   State of California, Various Purpose General Obligation Bonds,          3/05 at 101       AA-***       6,149,670
                  5.750%, 3/01/14 (Pre-refunded to 3/01/05)

        3,000   California Statewide Communities Development Authority                  No Opt. Call      N/R***       3,239,550
                 (Triad Healthcare), Revenue Refunding Series 1992,
                 Certificates of Participation, 6.250%, 8/01/06

                Trustees of the California State University to the
                California State University Institute, Trust Certificates:
        1,500    7.100%, 6/01/08 (Pre-refunded to 12/01/00)                             12/00 at 101 7/8  AAA          1,539,510
        1,610    7.150%, 6/01/09 (Pre-refunded to 12/01/00)                             12/00 at 101 7/8  AAA          1,652,617

        4,000   County of Contra Costa, California, 1988 Home Mortgage Revenue Bonds    No Opt. Call      AAA          5,227,280
                 (GNMA Mortgage-Backed Securities Program), 8.250%, 6/01/21
                 (Alternative Minimum Tax)

        3,000   Folsom Public Financing Authority (Sacramento County, California),      10/00 at 102      N/R***       3,067,620
                 1990 Local Agency Revenue Bonds, Series A, 7.250%, 10/01/10
                 (Pre-refunded to 10/01/00)




 PRINCIPAL                                                                          OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$       4,630   County of Sacramento (California), Airport System PFC and               7/06 at 102       AAA       $  5,158,931
                 Subordinated Revenue Bonds, Series 1996D,
                 6.000%, 7/01/16 (Pre-refunded to 7/01/06)

        2,650   San Diego County Water Authority, Water Revenue                         5/01 at 102       AA-***       2,743,598
                 Certificates of Participation, Series 1991A,
                 6.375%, 5/01/06 (Pre-refunded to 5/01/01)

        2,500   Sierra View Local Hospital District, Insured Health                     3/02 at 102       N/R***       2,632,325
                 Facility Revenue Bonds, Series 1992, 6.400%, 3/01/22
                 (Pre-refunded to 3/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 14.2%

       10,250   California Pollution Control Financing Authority, Solid Waste           7/07 at 102       N/R          9,376,803
                 Disposal Revenue Bonds (CanFibre of Riverside Project),
                 Tax-Exempt Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax)

        5,160   California Statewide Communities Development Authority,                 12/04 at 102      N/R          4,772,845
                 Refunding Certificates of Participation (Rio Bravo Fresno Project),
                 1999 Series A, 6.300%, 12/01/18

       12,600   City of Chula Vista, Industrial Development Revenue Bonds               12/02 at 102      AAA         13,088,880
                 (San Diego Gas and Electric Company), 1992 Series A, 6.400%,
                 12/01/27 (Alternative Minimum Tax)

        4,545   Department of Water and Power of The City of Los Angeles                10/03 at 102      Aa3          4,151,812
                 (California), Electric Plant Revenue Bonds, Second
                 Issue of 1993, 5.000%, 10/15/33

       10,450   Orange County Public Financing Authority (California),                  No Opt. Call      Aaa         10,787,117
                 Waste Management System Refunding Revenue Bonds,
                 Series 1997, 5.250%, 12/01/13 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 11.7%

                Department of Water and Power of the City of Los Angeles,
                California, Water Works Refunding Revenue Bonds, Second Issue of
                1993:
        3,000    4.500%, 5/15/13                                                        5/03 at 102       AA           2,899,680
        4,270    4.500%, 5/15/18                                                        5/03 at 102       AA           3,882,711

        3,000   Los Angeles County Sanitation Districts Financing Authority,            10/03 at 100      AA           2,852,070
                 Capital Projects Revenue Bonds, 1993 Series A
                 (Senior Ad Valorem Obligation Bonds), 5.000%, 10/01/23

        8,500   The Metropolitan Water District of Southern California,                 7/06 at 100       AAA          7,798,495
                 Water Revenue Refunding Bonds, 1996 Series B, 4.750%, 7/01/21

        5,000   Orange County Water District (California), Series 1993A,                8/03 at 100       AA           4,835,900
                 Revenue Certificates of Participation, 5.000%, 8/15/18

        2,500   Pajaro Valley Water Management Agency (California),                     3/09 at 101       AAA          2,572,775
                 Revenue Certificates of Participation, Series 1999A,
                 5.750%, 3/01/29

        5,985   Sacramento County Sanitation Districts Financing Authority,             12/10 at 101      AA           6,347,571
                 Revenue Bonds, Series 2000A (Sacramento Regional County
                 Sanitation District), 5.250%, 12/01/12

        4,585   City of Santa Maria, California, Water and Wastewater                   8/12 at 101       AAA          3,584,414
                 Revenue Subordinate Certificates of Participation,
                 Series 1997A, 0.000%, 8/01/27
------------------------------------------------------------------------------------------------------------------------------------

$     339,835   Total Investments (cost $273,753,900) - 95.7%                                                        285,339,100
=============-----------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 0.7%

$       2,000   Orange County (California), Improvement Bond Act of 1915,                                 VMIG-1       2,000,000
=============    Irvine Coast Assessment District No. 88-1, Limited Obligation Improvement,
                 Variable Rate Demand Bonds 3.400%, 9/02/18+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.6%                                                                  10,617,926
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                   $ 297,957,026
                ====================================================================================================================


                       *    Optional Call Provisions (not covered by the report
                            of independent auditors): Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                      **    Ratings (not covered by the report of independent
                            auditors): Using the higher of Standard & Poor's or
                            Moody's rating.
                     ***    Securities are backed by an escrow or trust
                            containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the
                            timely payment of principal and interest.
                            Securities are normally considered to be equivalent
                            to AAA rated securities.
                     N/R    Investment is not rated.
                       +    Security has a maturity of more than one year, but
                            has variable rate and demand features which qualify
                            it as a short-term security. The rate disclosed is
                            that currently in effect. This rate changes
                            periodically based on market conditions or a
                            specified market index.

                                 See accompanying notes to financial statements.

                            Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)

                            Portfolio of
                                       INVESTMENTS August 31, 2000







  PRINCIPAL                                                                         OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 3.3%

$       6,500   California Educational Facilities Authority,                            1/08 at 101       AAA        $ 6,248,320
                 Refunding Revenue Bonds (Stanford University), Series O,
                 5.125%, 1/01/31


------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 8.0%

        2,000   California Health Facilities Financing Authority,                       5/03 at 102       AA-          2,080,060
                 Insured Health Facility Revenue Refunding Bonds,
                 (Valley Memorial Hospital), Series 1993A, 6.000%, 5/01/17

        6,800   Central Joint Powers Health Financing Authority,                        2/03 at 100       Baa1         5,603,744
                 Certificates of Participation, Series 1993 (Community Hospital
                 of Central California), 5.000%, 2/01/23

                City of Loma Linda California, Hospital Revenue Bonds (Loma
                Linda University Medical Center Project), Series 1993-A:
        4,905    5.750%, 12/01/03                                                       No Opt. Call      N/R          4,735,778
        3,000    6.500%, 12/01/18                                                       12/03 at 102      N/R          2,717,670


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 0.8%

        1,550   Housing Authority of the County of San Bernardino                       No Opt. Call      A3           1,483,443
                 (California), Multifamily Housing Revenue Refunding Bonds
                 (Equity Residential/Redlands Lawn and Tennis Apartments),
                 Issue 1999A, 5.200%, 6/15/29 (Mandatory put 6/15/09)


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 2.3%

       31,770   California Housing Finance Agency, Home Mortgage Revenue Bonds,         8/10 at 25 1/16   AAA          4,324,215
                  Series 2000I, 0.000%, 8/01/31

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 6.0%

        4,950   State of California, Various Purpose General Obligation Bonds,          3/10 at 101       AAA          5,119,538
                 5.750%, 3/01/27

        5,000   Los Angeles Unified School District, California,                        7/10 at 100       AAA          4,999,600
                 General Obligation Bonds, Election of 1997, Series 2000D,
                 5.375%, 7/01/25

        1,000   Pomona Unified School District, General Obligation                      8/11 at 103       AAA          1,127,010
                 Refunding Bonds, Series 1997-A, 6.150%,  8/01/15

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 25.2%

        2,975   California Statewide Communities Development Authority,                 11/03 at 102      N/R          2,876,290
                 Certificates of Participation (Wildwood Elementary School
                 Project), 1999 Series A, 6.100%, 11/01/15

        5,000   Fontana Public Financing Authority (San Bernardino County,              9/00 at 102       BBB          5,104,550
                 California), Tax Allocation Revenue Bonds
                 (North Fontana Redevelopment Project), 1990 Series A,
                 7.250%, 9/01/20

        1,110   Inglewood Redevelopment Agency (Los Angeles County,                     No Opt. Call      BBB          1,120,101
                 California), Century Redevelopment Project,
                 1993 Tax Allocation Bonds, Series A, 5.900%, 7/01/03

        2,000   County of Mendocino (California), Certificates of Participation,        8/03 at 102       A            2,047,060
                 Series 1993 (Mendocino County Public Facilities
                 Financing Corporation), 6.000%, 8/15/23

                Western Nevada County Solid Waste Management System, California,
                Certificates of Participation, 1991 Project:
        2,290    7.250%, 6/01/08                                                        6/01 at 102       BB           2,308,915
        2,000    7.500%, 6/01/21                                                        6/01 at 102       BB           2,009,380

        1,000   City of Ontario, Community Facilities District No. 5                    9/06 at 102       N/R          1,040,930
                 (Freeway Interchange Project), Special Tax Bonds,
                 Series 1997, 6.375%, 9/01/17

       10,900   Ontario Redevelopment Financing Authority (San Bernardino               No Opt. Call      AAA         14,021,651
                 County, California), 1995 Revenue Refunding Bonds (Ontario
                 Redevelopment Project No.1), 7.400%, 8/01/25

        2,255   San Bernardino County, California, Certificates of Participation,       8/05 at 102       AAA          2,280,076
                 Series 1995 (Medical Center Financing Project), 5.500%, 8/01/22




 PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$       6,905   Redevelopment Agency of the City of San Jose (California),              8/08 at 102       A          $ 6,555,745
                 Merged Area Redevelopment Project, Tax Allocation Bonds,
                 Series 1998, 5.250%, 8/01/29

        1,045   Redevelopment Agency of the City of Suisun,                             10/03 at 102      AAA          1,081,084
                 Suisun City Redevelopment Project, 1993 Tax Allocation
                 Refunding Bonds (County of Solano, California), 5.900%, 10/01/23

        7,000   Community Redevelopment Agency of Union City (California),              10/09 at 101      AAA          7,213,500
                 Redevelopment Project Tax Allocation Bonds, Series 1999,
                 5.750%, 10/01/32


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 11.7%

        4,000   Harbor Department of the City of Los Angeles, Revenue Bonds,            8/02 at 102       AA           4,206,120
                 Issue of 1995 Series B, 6.625%,  8/01/19 (Alternative Minimum Tax)

        2,250   Port of Oakland, California, Revenue Bonds, 2000 Series K,              5/10 at 100       AAA          2,300,850
                 5.750%, 11/01/29 (Alternative Minimum Tax)

        5,000   County of Sacramento, Airport System Revenue Bonds,                     7/06 at 102       AAA          5,164,300
                 Series 1996, 5.900%, 7/01/24 (Alternative Minimum Tax)

        2,320   Airport Commission, City and County of San Francisco,                   5/09 at 101       AAA          2,130,502
                 California, San Francisco International Airport,
                 Second Series Revenue Bonds, Issue 23B Bonds, 5.000%,
                 5/01/30 (Alternative Minimum Tax)

                Airport Commission, City and County of San Francisco,
                California, San Francisco International Airport, Second Series
                Revenue Bonds, Issue 25 Bonds:
        2,515    5.500%, 5/01/24 (Alternative Minimum Tax)                              5/10 at 101       AAA          2,513,139
        3,100    5.750%, 5/01/30 (Alternative Minimum Tax)                              5/10 at 101       AAA          3,167,146

        2,500   Airport Commission, City and County of San Francisco, California,       1/08 at 102       AAA          2,630,350
                 San Francisco International Airport, 1997 Special Facilities
                 Lease Revenue Bonds (SFO Fuel Company LLC), Series 2000A,
                 6.125%, 1/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 9.5%

        1,900   California Health Facilities Financing Authority,                       10/00 at 102      AAA          1,943,339
                 Insured Hospital Revenue Bonds (Children's Hospital
                 of San Francisco), 1990 Series A, 7.500%, 10/01/20
                 (Pre-refunded to 10/01/00)

        1,500   California Statewide Communities Development Authority                  No Opt. Call      N/R***       1,619,775
                 (Triad Healthcare), Revenue Refunding  Series 1992,
                 Certificates of Participation, 6.250%, 8/01/06

        1,000   Foothill/Eastern Transportation Corridor Agency, California,            1/07 at 100       AAA          1,101,750
                  Toll Road Revenue Bonds, Series 1995A, 6.000%,
                  1/01/34 (Pre-refunded to 1/01/07)

                Pomona Public Financing Authority, California,
                1990 Lease Purchase Revenue Bonds, Series J:
        4,035    7.700%, 10/01/07 (Pre-refunded to 10/01/00)                            10/00 at 102      A-***        4,127,684
        2,000    7.875%, 10/01/15 (Pre-refunded to 10/01/00)                            10/00 at 102      A-***        2,046,240

        4,000   City of Pomona, California, Single Family Mortgage                      No Opt. Call      AAA          4,921,560
                 Revenue Refunding Bonds (GNMA and FHLMC
                 Mortgage-Backed Securities), Series 1990B,
                 7.500%, 8/01/23

        2,000   Sierra View Local Hospital District, Insured Health                     3/02 at 102       N/R***       2,105,860
                 Facility Revenue Bonds, Series 1992, 6.400%, 3/01/22
                 (Pre-refunded to 3/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 13.5%

        1,500   California Pollution Control Financing Authority, Pollution             9/09 at 101       AAA          1,503,690
                 Control Refunding Revenue Bonds (Southern California Edison
                 Company), 1999 Series C, 5.450%, 9/01/29

        6,750   California Pollution Control Financing Authority,                       7/07 at 102       N/R          6,174,968
                 Solid Waste Disposal Revenue Bonds (CanFibre of Riverside Project),
                 Tax-Exempt Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax)

        4,500   California Statewide Communities Development Authority,                 12/04 at 102      N/R          4,162,363
                 Refunding Certificates of Participation (Rio Bravo Fresno Project),
                 1999 Series A, 6.300%, 12/01/18

        8,000   City of Chula Vista, Industrial Development Revenue Bonds               12/02 at 102      AAA          8,310,400
                 (San Diego Gas and Electric Company), 1992 Series A, 6.400%,
                 12/01/27 (Alternative Minimum Tax)

        5,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,              No Opt. Call      AAA          5,420,350
                 Series HH, 5.500%, 7/01/10




                            Nuveen California Municipal Market Opportunity Fund, Inc. (NCO) (continued)

                                    Portfolio of INVESTMENTS August 31, 2000



  PRINCIPAL                                                                         OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Water and Sewer - 10.5%

$       4,000   The City of Los Angeles, California, Wastewater                         11/03 at 102      AAA      $   3,706,240
                 System Revenue Bonds, Series 1993-D, 4.700%, 11/01/19

        6,000   The Metropolitan Water District of Southern California,                 7/06 at 100       AAA          5,504,820
                 Water Revenue Refunding Bonds, 1996 Series B, 4.750%, 7/01/21

        3,000   The Metropolitan Water District of Southern California,                 1/08 at 101       AAA          2,816,550
                 Water Revenue Bonds, 1997 Authorization,
                 Series A, 5.000%, 7/01/30

       10,000   City of Santa Maria, California, Water and Wastewater                   8/12 at 101       AAA          7,817,700
                 Revenue Subordinate Certificates of Participation,
                 Series 1997A,  0.000%, 8/01/27
------------------------------------------------------------------------------------------------------------------------------------

$     198,825   Total Investments (cost $164,330,759) - 90.8%                                                        171,494,356
=============-----------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 3.6%
$       6,800   Orange County Sanitation District, Certificates of Participation,                         VMIG-1       6,800,000
=============    Variable Rate Demand Bonds, 3.350%, 8/01/17+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.6%                                                                  10,499,985
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                  $ 188,794,341
                ====================================================================================================================


                       *    Optional Call Provisions (not covered by the report
                            of independent auditors): Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                      **    Ratings (not covered by the report of independent
                            auditors): Using the higher of Standard & Poor's or
                            Moody's rating.
                     ***    Securities are backed by an escrow or trust
                            containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the
                            timely payment of principal and interest.
                            Securities are normally considered to be equivalent
                            to AAA rated securities.
                     N/R    Investment is not rated.
                       +    Security has a maturity of more than one year, but
                            has variable rate and demand features which qualify
                            it as a short-term security. The rate disclosed is
                            that currently in effect. This rate changes
                            periodically based on market conditions or a
                            specified market index.

                                 See accompanying notes to financial statements.

                            Nuveen California Investment Quality Municipal Fund, Inc. (NQC)

                            Portfolio of
                                       INVESTMENTS August 31, 2000







  PRINCIPAL                                                                         OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 1.8%

$       5,500   California Pollution Control Financing Authority,                       2/01 at 103       BBB        $ 5,609,065
                 Fixed Rate Resource Recovery Revenue Bonds
                 (Waste Management, Inc.), 1991 Composite Series A,
                 7.150%, 2/01/11 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 3.1%

          640   California Educational Facilities Authority, Revenue Bonds              1/01 at 102       Baa2           657,978
                 (Chapman College), Series 1991, 7.300%, 1/01/02

        3,000   California Educational Facilities Authority, Revenue Bonds              11/10 at 100      Aaa          3,094,110
                 (University of the Pacific), Series 2000, 5.750%, 11/01/30

        6,000   State Public Works Board of California, Lease Revenue Bonds             10/07 at 102      A+           5,995,860
                 (Various California State University Projects),
                 1997 Series C, 5.400%, 10/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 8.9%

        2,110   California Health Facilities Financing Authority,                       10/08 at 101      A            2,132,134
                 Kaiser Permanente, Revenue Bonds, Series 1998B, 5.250%, 10/01/12

       10,000   California Health Facilities Financing Authority, Kaiser Permanente,    12/00 at 102      AAA         10,270,700
                 Revenue Bonds, Series 1990A, 7.000%, 12/01/10

                Central Joint Powers Health Financing Authority, Certificates of
                Participation, Series 1993 (Community Hospital of Central
                California):
        3,250    5.250%, 2/01/13                                                        2/03 at 102       Baa1         3,018,113
        7,260    5.500%, 2/01/15                                                        2/03 at 102       Baa1         6,806,758

        5,000   City of Loma Linda, California, Hospital Revenue Bonds                  12/03 at 102      N/R          4,529,450
                 (Loma Linda University Medical Center Project),
                 Series 1993-A, 6.500%, 12/01/18

        1,000   City of Stockton, California, Health Facility Revenue Bonds,            12/07 at 102      BBB+           920,170
                 Dameron Hospital Association, 1997 Series A, 5.700%, 12/01/14


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 3.3%

       10,000   California Statewide Communities Development Authority,                 7/08 at 101       BBB          9,817,000
                 Apartment Development Revenue Refunding Bonds
                 (Irvine Apartment Communities, L.P.), Series 1998A,
                 4.900%, 5/15/25 (Mandatory put 5/15/08)

          410   City of Stanton, Multifamily Housing Revenue Bonds                      8/07 at 102       AAA            415,859
                 (Continental Gardens Apartments), Series 1997, 5.625%,
                 8/01/29 (Alternative Minimum Tax) (Mandatory put 8/01/09)


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 2.7%

       35,750   California Housing Finance Agency, Home Mortgage                        8/09 at 40 15/32  AAA          8,357,635
                 Revenue Bonds, Series 1999L, 0.000%, 8/01/24

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 6.1%

        2,000   State of California, General Obligation Various Purpose Bonds,          6/10 at 100       AA-          2,015,580
                  5.500%, 6/01/25

       14,000   State of California, Various Purpose General Obligation Bonds,          3/10 at 101       AAA         14,479,500
                  5.750%, 3/01/27

        2,395   Fontana Unified School District, San Bernardino County,                 5/09 at 102       AAA          2,562,985
                 California, 1997 General Obligation  Refunding Bonds,
                 Series A, 5.800%, 5/01/17


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 12.5%

        7,000   City of Adelanto, California, Certificates of Participation             10/00 at 102      A-           7,153,370
                 (1990 Adelanto Return to Custody Facility), 7.100%, 4/01/10

        1,500   City of Irvine, Mobile Home Park Revenue Bonds                          3/08 at 102       N/R          1,336,680
                 (Meadows Mobile Home Park Project), Series 1998A
                 (California), 5.700%, 3/01/28

        1,685   City of Ontario, Community Facilities District No. 5                    9/06 at 102       N/R          1,753,967
                 (Freeway Interchange Project), Special TaxBonds,
                 Series 1997, 6.375%, 9/01/17

        3,600   Ontario Redevelopment Financing Authority                               No Opt. Call      AAA          4,631,004
                 (San Bernardino County, California) 1995 Revenue Refunding Bonds
                 (Ontario Redevelopment Project No.1), 7.400%, 8/01/25



                            Nuveen California Investment Quality Municipal Fund, Inc. (NQC) (continued)

                                    Portfolio of INVESTMENTS August 31, 2000



  PRINCIPAL                                                                         OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$      10,075   County of Orange, California, 1996 Recovery Certificates of             7/06 at 102       AAA       $ 10,577,440
                 Participation, Series A, 6.000%, 7/01/26

        2,000   Redding Joint Powers Financing Authority, Solid Waste and               1/04 at 102       A3           2,034,460
                 Corporate Yard Lease Revenue Bonds, Series 1993A, 5.500%, 1/01/13

        1,200   City of Richmond, Limited Obligation Refunding Improvement              9/00 at 103       N/R          1,239,612
                 Bonds, Reassessment District No. 855 (Atlas Road West and
                 Interchange), 6.600%, 9/02/19

        9,000   Redevelopment Agency of the City of San Jose, Merged Area               2/04 at 102       AAA          8,157,510
                 Redevelopment Project, Tax Allocation Bonds, Series 1993,
                 4.750%, 8/01/24

        2,000   Redevelopment Agency of the City of San Leandro,                        6/03 at 102       A-           2,056,880
                 Plaza 1 and Plaza 2 Redevelopment Projects, 1993
                 Tax Allocation Bonds, Series A, 6.125%, 6/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 23.4%

       18,000   Alameda Corridor Transportation Authority, California,                  10/09 at 101      AAA         16,936,380
                 Tax-Exempt Senior Lien Revenue Bonds,
                 Series 1999A, 5.000%, 10/01/29

       30,000   Foothill/Eastern Transportation Corridor Agency,                        1/14 at 101       BBB-        16,981,500
                 California, Toll Road Refunding Revenue Bonds,
                 Series 1999, 0.000%, 1/15/29

        2,000   Foothill/Eastern Transportation Corridor Agency,                        1/10 at 100       AAA          1,871,640
                 California, Toll Road Revenue Bonds, Series 1995A,
                 5.000%, 1/01/35

        9,000   Port of Oakland, California, Revenue Bonds, 2000 Series K,              5/10 at 100       AAA          9,203,400
                  5.750%, 11/01/29 (Alternative Minimum Tax)

       12,000   Airports Commission, City and County of San Francisco,                  5/05 at 101       AAA         12,583,560
                 California, San Francisco International Airport,
                 Second Series Revenue Bonds, Issue 11 (Noise Insulation
                 Program), 6.250%, 5/01/26
                 (Alternative Minimum Tax)

       15,000   Airport Commission, City and County of San Francisco,                   5/10 at 101       AAA         15,324,900
                 California, San Francisco International Airport,
                 Second Series Revenue Bonds, Issue 25 Bonds, 5.750%,
                 5/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 29.5%

        5,885   Calaveras County Water District (California),                           5/01 at 102       AAA          6,113,750
                 Certificates of Participation (1991 Ebbetts Pass Water System
                 Improvements Project), 6.900%, 5/01/16 (Pre-refunded to 5/01/01)

        8,075   California Health Facilities Financing Authority,                       11/00 at 102      A2***        8,275,502
                 Hospital Revenue Refunding Bonds (Cedars-Sinai Medical Center),
                 Series 1990, 7.000%, 11/01/15 (Pre-refunded to 11/01/00)

       12,830   State of California, Various Purpose General Obligation Bonds,          3/05 at 101       AA-***      13,817,910
                 5.750%, 3/01/13 (Pre-refunded to 3/01/05)

        3,500   State Public Works Board of California, Lease Revenue Bonds             11/04 at 102      Aaa          3,938,900
                 (Department of Corrections), 1994 Series A
                 (California State Prison - Monterey County (Soledad II)),
                 6.875%, 11/01/14 (Pre-refunded to 11/01/04)

        1,500   California Statewide Communities Development Authority                  No Opt. Call      N/R***       1,619,775
                 (Triad Healthcare), Revenue Refunding Series 1992,
                 Certificates of Participation, 6.250%, 8/01/06

        5,500   Cupertino Public Facilities Corporation, California,                    4/01 at 102       N/R***       5,707,460
                 Certificates of Participation (Open Space Acquisition Project),
                 7.125%, 4/01/16 (Pre-refunded to 4/01/01)

        8,650   Fontana Public Financing Authority (San Bernardino County,              12/01 at 102      N/R***       9,206,801
                 California), Subordinate Lien Tax Allocation Revenue Bonds
                 (North Fontana Redevelopment Project), 1991 Series A, 7.750%, 12/01/20
                 (Pre-refunded to 12/01/01)

        1,000   Foothill/Eastern Transportation Corridor Agency, California,            1/07 at 100       AAA          1,101,750
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)

        2,750   Fresno Unified School District, California, Certificates of             5/01 at 102       BBB+***      2,861,898
                  Participation, Series of 1991A for Project Phase VI, 7.200%,
                  5/01/11 (Pre-refunded to 5/01/01)

        2,500   The Community Redevelopment Agency of the City of                       1/01 at 100       BBB***       2,523,625
                 Los Angeles, California, Central Business District
                 Redevelopment Project Tax Allocation Refunding Bonds,
                 Series G, 6.750%, 7/01/10

        5,500   Los Angeles County Metropolitan Transportation Authority                7/01 at 102       Aaa          5,732,705
                 (California), Proposition A Sales Tax Revenue Refunding Bonds,
                 Series 1993-A, 6.750%, 7/01/20 (Pre-refunded to 7/01/01)

        8,000   Mt. Diablo Hospital District, Insured Hospital Revenue Bonds,           12/00 at 102      AAA          8,237,840
                 1990 Series A, 8.000%, 12/01/11 (Pre-refunded to 12/01/00)

        8,000   Redevelopment Agency of the City of Pittsburg, California,              8/01 at 103       AAA          8,462,080
                 Los Medanos Community Development Project, Tax Allocation Bonds,
                 Series 1991, 7.150%, 8/01/21 (Pre-refunded to 8/01/01)


  PRINCIPAL                                                                         OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$       6,505   Poway Redevelopment Agency, California, 1991 Capital                    1/01 at 102       AAA        $ 6,702,752
                 Improvement Project, Certificates of Participation
                 (Poway Royal Mobile Home Park), 7.200%, 1/01/24
                 (Pre-refunded to 1/01/01)

        3,500   West Contra Costa Hospital District, Insured Health                     11/04 at 102      N/R***       3,864,105
                 Facility Refunding Revenue Bonds, Series 1994, 6.500%,
                 11/01/17 (Pre-refunded to 11/01/04)

        3,365   West Side Hospital District (Kern County, California),                  2/01 at 102       N/R***       3,477,055
                 Insured Revenue Bonds, Series 1991A,
                 7.500%, 2/01/23 (Pre-refunded to 2/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 5.3%

        7,945   City of Chula Vista, Industrial Development Revenue Bonds               12/02 at 102      AAA          8,253,266
                 (San Diego Gas and Electric Company), 1992 Series A, 6.400%,
                 12/01/27 (Alternative Minimum Tax)

        7,990   Department of Water and Power of the City of Los Angeles,               1/01 at 102       Aa3          8,234,253
                 California, Electric Plant Revenue Bonds,
                 Issue of 1991, 7.100%, 1/15/31


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 1.7%

        5,500   Orange County Water District (California), Series 1993A,                8/03 at 100       AA           5,319,490
                 Revenue Certificates of Participation, 5.000%, 8/15/18
------------------------------------------------------------------------------------------------------------------------------------
$     340,870   Total Investments (cost $293,689,499) - 98.3%                                                        305,976,117
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                   5,281,730
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                  $ 311,257,847
                ====================================================================================================================


                       *    Optional Call Provisions (not covered by the report
                            of independent auditors): Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                      **    Ratings (not covered by the report of independent
                            auditors): Using the higher of Standard & Poor's
                            or Moody's rating.
                     ***    Securities are backed by an escrow or trust containing
                            sufficient U.S. Government or U.S. Government agency
                            securities which ensures the timely payment of
                            principal and interest. Securities are normally
                            considered to be equivalent to AAA rated securities.
                     N/R    Investment is not rated.

                                 See accompanying notes to financial statements.

                            Nuveen California Select Quality Municipal Fund, Inc. (NVC)

                            Portfolio of
                                       INVESTMENTS August 31, 2000







  PRINCIPAL                                                                         OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 1.7%

$       9,150   California Pollution Control Financing Authority, Sewage and            12/06 at 101      A+         $ 9,259,800
                 Solid Waste Disposal Facilities Revenue Bonds
                 (Anheuser-Busch Project), Series 1996, 5.750%, 12/01/30
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 2.0%

        5,000   California Educational Facilities Authority, Revenue Bonds              10/06 at 102      AAA          4,744,950
                 (Chapman University), Series 1996, 5.125%, 10/01/26

        6,000   The Regents of the University of California, Refunding Revenue          9/03 at 102       AAA          5,704,980
                 Bonds (1989 Multiple Purpose Projects), Series C, 5.000%, 9/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Energy - 1.7%

        9,500   California Pollution Control Financing Authority,                       12/06 at 102      AAA          9,316,270
                 Exempt Facilities Revenue Bonds, Series 1996 (Mobil Oil
                 Corporation Project), 5.500%, 12/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 10.6%

       13,500   California Health Facilities Financing Authority, Revenue Bonds         12/09 at 101      A2          13,766,085
                 (Cedars-Sinai Medical Center), Series 1999A, 6.125%, 12/01/30

        3,000   California Health Facilities Financing Authority, Insured Health        7/04 at 102       AAA          2,786,130
                 Facility Refunding Revenue Bonds (Catholic Healthcare West),
                 1994 Series A, 4.750%, 7/01/19

        7,485   California Health Facilities Financing Authority,                       3/01 at 102       A            7,692,409
                 Kaiser Permanente Refunding Revenue Bonds, 1991 Series A,
                 6.500%, 3/01/11

       14,000   California Statewide Communities Development Authority,                 7/10 at 101       BBB+        14,193,900
                 Certificates of Participation (Catholic Healthcare West),
                 6.500%, 7/01/20

        1,775   California Statewide Communities Development Authority,                 7/03 at 102       AA-          1,737,583
                 Certificates of Participation, St. Joseph Health System
                 Obligated Group, 5.500%, 7/01/23

        9,350   City of Loma Linda, California, Hospital Revenue Refunding Bonds        12/03 at 102      AAA          9,313,068
                 (Loma Linda University Medical Center Project),
                  Series 1993-C, 5.375%, 12/01/22

        6,000   County of Madera, California, Certificates of Participation             3/05 at 102       AAA          6,102,660
                 (Valley Children's Hospital Project), Series 1995, 5.750%, 3/15/28

        1,050   City of Stockton, California, Health Facility Revenue Bonds,            12/07 at 102      BBB+           997,143
                 Dameron Hospital Association, 1997 Series A, 5.450%, 12/01/10


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 2.7%

        3,455   California Housing Finance Agency, Insured Housing Revenue Bonds,       8/01 at 102       AAA          3,567,288
                 1991 Series A, 7.200%, 2/01/26 (Alternative Minimum Tax)

        9,250   California Statewide Communities Development Authority,                 7/08 at 101       BBB          9,048,073
                 Apartment Development Revenue Refunding Bonds
                 (Irvine Apartment Communities, L.P.), Series 1998A, 5.250%,
                 5/15/25 (Mandatory put 5/15/13)

        2,000   City of Vista, California, Mobile Home Park Subordinate                 3/09 at 102       N/R          1,803,960
                 Revenue Bonds (Vista Manor Mobile Home Park Project),
                 Series 1999B, 5.750%, 3/15/29


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 6.6%

        4,750   California Housing Finance Agency, Single Family Mortgage Bonds,        5/05 at 102       Aaa          4,845,000
                 1995 Issue A-2 Senior Bonds, 6.350%, 8/01/15 (Alternative Minimum Tax)

        1,405   California Housing Finance Agency, Single Family Mortgage Bonds,        10/05 at 102      AAA          1,450,185
                 1995 Issue B-2 Mezzanine, 6.250%, 8/01/14 (Alternative Minimum Tax)

        7,585   California Housing Finance Agency, Single Family Mortgage Bonds,        10/05 at 102      AAA          7,723,275
                 1995 Issue B-2 Senior, 6.250%, 2/01/18 (Alternative Minimum Tax)

        1,895   California Housing Finance Agency, Home Mortgage Revenue Bonds,         8/01 at 102       Aa2          1,939,779
                 1991 Series G, 7.050%, 8/01/27  (Alternative Minimum Tax)



  PRINCIPAL                                                                         OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

$       5,845   California Housing Finance Agency, Home Mortgage Revenue Bonds,         2/06 at 102       AAA        $ 5,998,373
                 1995 Series M, 6.150%, 8/01/27 (Alternative Minimum Tax)

        5,385   California Housing Finance Agency, Home Mortgage Revenue Bonds,         8/06 at 102       Aa2          5,434,757
                 1996 Series H, 6.250%, 8/01/27 (Alternative Minimum Tax)

        1,600   California Rural Home Mortgage Finance Authority,                       No Opt. Call      AAA          1,703,584
                 Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities
                 Program), 1995 Series B, 7.750%, 9/01/26 (Alternative Minimum Tax)

        3,720   Puerto Rico Housing Bank and Finance Agency, Affordable Housing         4/05 at 102       AAA          3,753,443
                 Mortgage Subsidy Program, Single Family Mortgage Revenue Bonds,
                 Portfolio I, 6.250%, 4/01/29 (Alternative Minimum Tax)

        2,060   Southern California Home Financing Authority, Single Family             10/01 at 102      AA           2,123,489
                 Mortgage Revenue Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), 1991 Issue B, 6.900%,
                 10/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 6.9%

        1,500   State of California, General Obligation Various Purpose Bonds,          6/10 at 100       AA-          1,511,685
                 5.500%, 6/01/25

                State of California, Various Purpose General Obligation Bonds:
        7,000    5.500%, 9/01/24                                                        9/09 at 101       AA-          7,072,380
       10,000    5.750%, 3/01/27                                                        3/10 at 101       AAA         10,342,500
        1,250    4.750%, 4/01/29                                                        4/09 at 101       AA-          1,119,763

       13,020   Los Angeles Unified School District, California,                        7/08 at 101       AAA         12,430,715
                 General Obligation Bonds, Election of 1997,
                 1998 Series B, 5.000%, 7/01/23

        4,030   Los Angeles Unified School District, California,                        7/10 at 100       AAA          4,029,678
                 General Obligation Bonds, Election of 1997,
                 2000 Series D, 5.375%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 16.5%

       10,000   Anaheim Public Financing Authority, Lease Revenue Bonds                 No Opt. Call      AAA          1,768,200
                 (Anaheim Public Improvements Project), Subordinate Lease Revenue
                  Bonds, 1997 Series C, 0.000%, 9/01/31

        9,725   Avalon Community Improvement Agency, Community Improvement              8/01 at 102       A-          10,187,132
                 Project Area Tax Allocation Bonds, Series 1991A, 7.250%, 8/01/21

        2,215   Brea Public Financing Authority (Orange County, California),            8/01 at 102       AAA          2,307,321
                 1991 Tax Allocation Revenue Bonds, Series A
                 (Redevelopment Project AB), 6.750%, 8/01/22

        6,000   Cerritos Public Financing Authority (California),                       11/03 at 102      A-           6,183,900
                 1993 Revenue Bonds (Los Cerritos Redevelopment Project Loan)
                 (Tax Exempt), Series A, 6.050%, 11/01/20

        5,000   Culver City Redevelopment Financing Authority,                          11/03 at 102      AAA          4,765,600
                 1993 Tax Allocation Refunding Revenue Bonds, 5.000%, 11/01/23

        3,510   Long Beach Bond Finance Authority, Lease Revenue and Refunding          10/07 at 102      AAA          3,307,929
                 Bonds (Civic Center Project), 1997 Series A, 5.000%, 10/01/27

       16,500   Los Angeles County Metropolitan Transportation Authority                7/08 at 101       AAA         15,753,210
                 (California), Proposition C Sales Tax Revenue Refunding Bonds,
                 Second Senior Bonds, Series 1998-A, 5.000%, 7/01/23

        3,605   Oakland State Building Authority, Lease Revenue Bonds                   4/08 at 101       AAA          3,442,847
                 (Elihu M. Harris State Office Building),  1998 Series A,
                 5.000%, 4/01/23

        1,390   City of Palm Springs Financing Authority, Revenue Tax                   8/01 at 102       A-           1,442,139
                 Allocation Bonds, 1991 Series B (Agency Loans), 6.800%, 8/01/11

        2,185   Pleasanton Joint Powers Financing Authority, Reassessment               9/03 at 102       Baa1         2,286,755
                 Revenue Bonds, 1993 Series A, 6.150%, 9/02/12

       10,000   Puerto Rico Highway and Transportation Authority,                       7/10 at 101       A           10,564,600
                 Transportation Revenue Bonds, Series B,  6.000%, 7/01/31

        2,550   Riverside Public Financing Authority (California),                      2/01 at 102       N/R          2,624,435
                 1991 Revenue Bonds, Series A (Multiple Project Loans),
                 8.000%, 2/01/18

        5,235   City and County of San Francisco, Redevelopment Financing               8/03 at 103       A            5,044,603
                 Authority, 1993 Series C, Tax Allocation Revenue Bonds
                (San Francisco Redevelopment Projects), 5.125%, 8/01/18

       10,000   Redevelopment Agency of the City of San Jose (California),              8/08 at 102       A            9,494,200
                 Merged Area Redevelopment Project, Tax Allocation Bonds,
                 Series 1998, 5.250%, 8/01/29



                            Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued)

                                    Portfolio of INVESTMENTS August 31, 2000



  PRINCIPAL                                                                         OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$      14,245   Santa Ana Unified School District (1999 Financing Project),             No Opt. Call      AAA        $ 3,841,449
                 Certificates of Participation (Orange County, California),
                 0.000%, 4/01/24

        5,000   City of West Hollywood Public Facilities Corporation                    2/08 at 102       AAA          4,733,500
                 (Los Angeles County, California), 1998 Refunding
                 Certificates of Participation, 5.000%, 2/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 9.9%

        5,000   Alameda Corridor Transportation Authority (California),                 10/09 at 101      AAA          4,704,550
                 Tax-Exempt Senior Lien Revenue Bonds, Series 1999A,
                 5.000%, 10/01/29

        3,275   California Statewide Communities Development Authority,                 10/07 at 102      Baa3         2,986,112
                 Special Facilities Lease Revenue Bonds, 1997 Series A, 5.700%,
                 10/01/33 (Alternative Minimum Tax)

        4,950   Foothill/Eastern Transportation Corridor Agency, California,            1/10 at 100       AAA          4,632,309
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        7,500   Harbor Department of the City of Los Angeles Revenue Bonds,             8/06 at 101       AAA          7,896,375
                 Issue of 1996, 6.200%, 8/01/25 (Alternative Minimum Tax)

        8,000   Port of Oakland, California, Revenue Bonds, 2000 Series K, 5.750%,      5/10 at 100       AAA          8,180,800
                 11/01/29 (Alternative Minimum Tax)

        3,450   Airport Commission, City and County of San Francisco, California,       5/04 at 102       AAA          3,705,749
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 5, 6.500%, 5/01/24 (Alternative Minimum Tax)

       20,000   Airport Commission, City and County of San Francisco, California,       5/10 at 101       AAA         20,433,200
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 25 Bonds, 5.750%, 5/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 31.7%

        5,285   Brea Public Financing Authority (Orange County, California),            8/01 at 102       AAA          5,520,394
                 1991 Tax Allocation Revenue Bonds, Series A
                 (Redevelopment Project AB), 6.750%, 8/01/22
                 (Pre-refunded to 8/01/01)

        5,000   California Health Facilities Financing Authority, Insured Health        8/01 at 102       AA-***       5,231,050
                 Facility Revenue Bonds (The H.E.L.P. Group), 1991 Series A,
                 7.000%, 8/01/21 (Pre-refunded to 8/01/01)

        3,000   California Pollution Control Financing Authority, Solid Waste           7/02 at 102       Aaa          3,175,740
                 Revenue Bonds (North County Recycling Center),
                 1991 Series A Bonds, 6.750%, 7/01/17

        3,310   State Public Works Board of California, Lease Revenue Bonds             9/01 at 102       Aaa          3,480,928
                 (California Community Colleges), 1991 Series A, 7.250%,
                 9/01/05 (Pre-refunded to 9/01/01)

       10,525   State Public Works Board of California, Lease Revenue Bonds,            9/01 at 100       A+***       10,706,346
                 Series 1991A, Department of Corrections, Calipatria State Prison
                 in Imperial County, 5.750%, 9/01/21 (Pre-refunded to 9/01/01)

        5,000   State Public Works Board of California, Lease Revenue Bonds             9/05 at 100       A+***        5,422,050
                 (The Trustees of the California State University), 1995 Series A
                 (Various California State University Projects), 6.000%, 9/01/15
                 (Pre-refunded to 9/01/05)

        3,000   California Statewide Communities Development Authority,                 4/03 at 102       N/R***       3,187,320
                 Certificates of Participation, Pacific Homes, Series A,
                 6.000%, 4/01/17 (Pre-refunded to 4/01/03)

        2,110   County of Contra Costa, California, 1989 Home Mortgage                  No Opt. Call      AAA          2,515,542
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 7.700%, 11/01/09 (Alternative Minimum Tax)

        7,000   East Bay Municipal Utility District (Alameda and Contra Costa           12/01 at 102      AAA          7,339,780
                 Counties, California), Water System Subordinated Revenue Bonds,
                 Series 1991, 6.375%, 6/01/12 (Pre-refunded to 12/01/01)

                City of Inglewood, California, Certificates of
                Participation (1991 Civic Center Improvement Project):
        5,515    7.000%, 8/01/11 (Pre-refunded to 8/01/01)                              8/01 at 102       BBB-***      5,767,311
        5,000    7.000%, 8/01/19 (Pre-refunded to 8/01/01)                              8/01 at 102       BBB-***
        3,000    6.500%, 8/01/21 (Pre-refunded to 8/01/01)                              8/01 at 102       BBB-***      3,123,870

        2,695   The City of Los Angeles, Insured Certificates of Participation,         6/01 at 102       N/R***       2,808,190
                  Ararat Home of Los Angeles, 7.250%, 6/01/21
                  (Pre-refunded to 6/01/01)

       10,000   Los Angeles County Public Works Finance Authority, Revenue Bonds,       10/04 at 102      AA***        10,902,500
                 Series 1994A (Los Angeles County Regional Park and Open Space
                 District), 6.000%, 10/01/15 (Pre-refunded to 10/01/04)

        7,500   Los Angeles County Metropolitan Transportation Authority                7/01 at 102       Aaa          7,826,475
                 (California), Proposition A Sales Tax Revenue Refunding Bonds,
                 Series 1993-A, 6.900%, 7/01/21 (Pre-refunded to 7/01/01)

        4,375   Mt. Diablo Hospital District, Insured Hospital Revenue Bonds,           12/00 at 102      AAA          4,494,306
                 1990 Series A, 7.000%, 12/01/17 (Pre-refunded to 12/01/00)



  PRINCIPAL                                                                         OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. Guaranteed (continued)

$       1,705   City of Palm Springs Financing Authority, Revenue Tax                   8/05 at 100       N/R***     $ 1,910,691
                 Allocation Bonds, 1991 Series B (Agency Loans),
                 6.800%, 8/01/11 (Pre-refunded to 8/01/05)

        3,700   Riverside Public Financing Authority (Riverside County, California),    2/01 at 102       N/R***       3,834,051
                 1991 Revenue Bonds, Series A (Multiple Project Loans),
                 8.000%, 2/01/18 (Pre-refunded to 2/01/01)

       19,000   Sacramento City Financing Authority, 1991 Revenue Bonds, 6.800%,        11/01 at 102      Aaa         19,979,450
                 11/01/20 (Pre-refunded to 11/01/01)

        3,920   City of San Diego, California, Certificates of Participation            7/01 at 100       Aa***        4,018,470
                 (Balboa Park and Mission Bay Park Capital Improvements Program),
                 Series 1991, 6.900%, 7/15/21 (Pre-refunded to 7/15/01)

        5,000   San Mateo County Joint Powers Financing Authority, Lease Revenue        7/04 at 102       AAA          5,456,550
                  Bonds (San Mateo County Health Center), 1994 Series A, 6.125%,
                  7/15/14 (Pre-refunded to 7/15/04)

        4,000   County of Santa Clara, California, Certificates of Participation        3/01 at 102       N/R***       4,136,600
                 (The Terraces of Los Gatos Project), 1991 Series,
                 American Baptist Homes of the West, 6.900%, 3/01/18
                 (Pre-refunded to 3/01/01)

                Santa Clarita Public Financing Authority,
                Local Agency Revenue Bonds, Series 1991:
        6,660    7.000%, 10/01/20 (Pre-refunded to 10/01/01)                            10/01 at 102      A-***        7,001,791
        3,000    6.750%, 10/01/21 (Pre-refunded to 10/01/01)                            10/01 at 102      A-***        3,146,100

        6,925   Santa Monica Community College District, Refunding                      6/01 at 102       A***         7,221,875
                 Certificates of Participation, 1991 Series A,
                 7.150%, 6/01/08 (Pre-refunded to 6/01/01)

        6,500   Tri-City Hospital District (Oceanside, California), Insured
                 Revenue Bonds, Series 1991, 7.500%, 2/01/17                            2/02 at 102       AAA          6,933,355
                 (Pre-refunded to 2/01/02)

       10,000   Tustin Community Redevelopment Agency, Town Center Area                 12/01 at 102      AAA         10,536,700
                 Redevelopment Project, Subordinate Tax Allocation Bonds,
                 Series 1991, 6.800%, 12/01/16 (Pre-refunded to 12/01/01)

        3,300   The Regents of the University of California, Refunding Revenue          9/12 at 102       AAA          3,543,606
                 Bonds (Multiple Purpose Projects), Series A, 6.875%,
                 9/01/16 (Pre-refunded to 9/01/01)

        3,000   Westminster Redevelopment Agency, Westminster Commercial                8/01 at 102       AAA          3,148,320
                  Redevelopment Project No. 1, 1991 Tax Allocation Bonds,
                  Series A (Orange County, California), 7.300%, 8/01/21
                  (Pre-refunded to 8/01/01)

        1,390   Yosemite Community College District, Certificates of                    7/01 at 102       N/R***       1,442,584
                 Participation, 7.750%, 7/01/11 (Pre-refunded to 7/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 5.4%

       10,350   California Pollution Control Financing Authority,                       No Opt. Call      AA-         12,111,467
                 Pollution Control Revenue Bonds (San Diego Gas and Electric
                 Company), 1991 Series A, 6.800%, 6/01/15 (Alternative Minimum Tax)

        9,650   California Pollution Control Financing Authority, Pollution             12/01 at 102      Aa3         10,086,663
                 Control Revenue Bonds (Southern California Edison Company),
                 1991 Series, 6.900%, 12/01/17 (Alternative Minimum Tax)

        6,375   Department of Water and Power of the City of Los Angeles,               1/01 at 102       Aa3          6,569,884
                 California, Electric Plant Revenue Bonds, Issue of 1991,
                 7.100%, 1/15/31


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 2.6%

       14,800   The City of Los Angeles, California, Wastewater System                  6/08 at 101       AAA         13,901,785
                 Revenue Bonds, Series 1998-A, 5.000%, 6/01/28
------------------------------------------------------------------------------------------------------------------------------------
$     532,485   Total Investments (cost $500,876,025) - 98.3%                                                        523,510,314
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                   9,280,273
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                  $ 532,790,587
                ====================================================================================================================



                       *    Optional Call Provisions (not covered by the report
                            of independent auditors): Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                      **    Ratings (not covered by the report of independent
                            auditors): Using the higher of Standard & Poor's or
                            Moody's rating.
                     ***    Securities are backed by an escrow or trust
                            containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the
                            timely payment of principal and interest. Securities
                            are normally considered to be equivalent to AAA
                            rated securities.
                     N/R    Investment is not rated.

                                 See accompanying notes to financial statements.

                            Nuveen California Quality Income Municipal Fund, Inc. (NUC)

                            Portfolio of
                                       INVESTMENTS August 31, 2000







  PRINCIPAL                                                                         OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 3.5%

$       8,975   California Educational Facilities Authority, Revenue Bonds              11/10 at 100      Aaa         $9,256,546
                 (University of the Pacific), Series 2000, 5.750%, 11/01/30

        4,000   State Public Works Board of California, Lease Revenue                   3/06 at 102       AAA          4,125,760
                 Refunding Bonds (California Community Colleges), 1996 Series B
                 (Various Community College Projects), 5.625%, 3/01/19

        1,000   California Statewide Communities Development Authority,                 4/06 at 101       AAA          1,045,050
                 Auxiliary Organization Revenue Certificates of Participation
                 (The University Corporation - California State University at
                  Northridge), Series 1996, 6.000%, 4/01/26

        3,500   The Regents of the University of California, 1993 Refunding             11/03 at 102      Aa3          3,521,035
                 Certificates of Participation (UCLA Central Chiller/Cogeneration
                 Facility), 5.600%, 11/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 9.9%

                California Health Facilities Financing Authority,
                Revenue Bonds (Cedars-Sinai Medical Center),
                Series 1999A:
       10,400    6.125%, 12/01/30                                                       12/09 at 101      A2          10,604,984
       15,000    6.250%, 12/01/34                                                       12/09 at 101      A2          15,532,050

        4,000   California Health Facilities Financing Authority,                       5/03 at 102       AA-          4,160,120
                 Insured Health Facility Revenue Refunding Bonds,
                 (Valley Memorial Hospital), Series 1993A, 6.000%, 5/01/17

        1,250   California Statewide Communities Development Authority,                 No Opt. Call      A2           1,385,413
                 Hospital Revenue Certificates of Participation
                 (Cedars-Sinai Medical Center), Series 1992, 6.500%, 8/01/12

       14,000   California Statewide Communities Development Authority,                 8/02 at 102       A2          14,825,300
                 Revenue Certificates of Participation (Cedars-Sinai
                 Medical Center), 6.500%, 8/01/15

        3,110   City of Loma Linda, California, Hospital Revenue Bonds                  12/03 at 102      N/R          2,817,318
                 (Loma Linda University Medical Center Project),
                 Series 1993-A, 6.500%, 12/01/18

        2,465   City of Sacramento, Insured Health Facility Revenue Bonds               7/07 at 102       AA-          2,398,864
                 (CARES), 1998 Series A, 5.300%, 1/01/24

------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 4.1%

        5,250   California Housing Finance Agency, Multi-Unit Rental                    8/02 at 102       Aa3          5,463,990
                 Housing Revenue Bonds, Series 1992B-II, 6.700%, 8/01/15

        1,000   California Statewide Communities Development Authority,                 7/08 at 101       BBB            989,370
                 Apartment Development Revenue Refunding Bonds
                 (Irvine Apartment Communities, LP), Series 1998A, 5.100%,
                 5/15/25 (Mandatory put 5/15/10)

        3,040   County of Riverside (California), Mobile Home Park Revenue              3/09 at 102       N/R          2,803,701
                 Bonds (Bravo Mobile Home Park Project), Series 1999B,
                 5.900%, 3/20/29

        1,870   City of Stanton, Multifamily Housing Revenue Bonds                      8/07 at 102       AAA          1,896,722
                 (Continental Gardens Apartments), Series 1997, 5.625%,
                 8/01/29 (Alternative Minimum Tax) (Mandatory put 8/01/09)

        8,000   City of Vista, Multifamily Housing Revenue Refunding Bonds              4/02 at 102       AAA          8,280,400
                 (Vista Hacienda Project), 1992 Series A, 6.950%, 4/01/17

                Housing Authority of the County of Yolo, 1992 Refunding Revenue
                Bonds, Series A (Russell Park Apartments):
        1,000    6.900%, 11/01/08                                                       5/02 at 103       Aa2          1,038,520
        1,030    7.000%, 11/01/14                                                       5/02 at 103       Aa2          1,078,019


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 2.1%

       34,250   California Housing Finance Agency, Home Mortgage Revenue Bonds,         8/09 at 40 15/32  AAA          8,006,965
                 Series 1999L, 0.000%, 8/01/24

        2,690   County of Riverside, California, Single Family Mortgage Revenue         11/01 at 100      AAA          2,786,302
                 Bonds (GNMA Mortgage-Backed Securities Program), Issue B of 1989,
                 7.600%, 11/01/19 (Alternative Minimum Tax)


    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 9.5%

$      10,000   State of California, Various Purpose General                            No Opt. Call      AA-      $  11,345,100
                 Obligation Bonds, 6.400%, 9/01/07

       14,000   State of California, General Obligation Bonds, 4.750%, 2/01/29          2/09 at 101       AAA         12,563,460

       13,665   State of California, General Obligation Veterans Welfare Bonds,         12/03 at 102      AA-         13,572,761
                 Series 1997BH, 5.600%, 12/01/32 (Alternative Minimum Tax)

       11,000   State of California, Various Purpose General Obligation Bonds,          4/09 at 101       AA-          9,853,910
                 4.750%, 4/01/29

        2,000   Los Angeles Unified School District, California,                        7/10 at 100       AAA          1,999,840
                 General Obligation Bonds, Election of 1997,
                 Series D 2000, 5.375%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 15.4%

        1,200   City of Coalinga, California, Certificates of Participation             10/00 at 102      A-           1,226,016
                 (1989 Coalinga Return to Custody Facility), 7.000%, 4/01/10

                Community Development Commission of the City of Commerce, Merged
                Redevelopment Project, Tax Allocation Refunding Bonds, Series
                1998A:
        1,000    5.650%, 8/01/18                                                        8/08 at 102       N/R            971,340
        2,765    5.700%, 8/01/28                                                        8/08 at 102       N/R          2,644,142

        2,100   Cudahy Redevelopment Agency, Cudahy Redevelopment Project,              9/03 at 102       BBB          2,171,568
                 Tax Allocation Refunding Bonds, Series 1994A, 6.700%, 9/01/24

        5,000   Culver City Redevelopment Financing Authority,                          11/03 at 102      AAA          4,520,400
                 1993 Tax Allocation Refunding Revenue Bonds, 4.600%, 11/01/20

        3,000   Fontana Public Financing Authority (San Bernardino County,              9/00 at 102       BBB          3,062,730
                 California), Tax Allocation Revenue Bonds (North Fontana
                 Redevelopment Project), 1990 Series A, 7.250%, 9/01/20

        1,535   Foothill-De Anza Community College District (County of                  9/01 at 102       A-           1,638,827
                 Santa Clara, California), Certificates of Participation
                 (1992 De Anza Campus Center Project), 7.350%, 3/01/07

        2,725   City of Fresno, California, Certificates of Participation               12/00 at 102      A1           2,839,368
                 (1992 Street Improvement Project), 6.625%, 12/01/11

        4,000   Inland Empire Solid Waste Financing Authority, Revenue Bonds,           No Opt. Call      AAA          4,478,040
                 1996 Series B (Landfill Improvement Financing Project),
                 6.250%, 8/01/11 (Alternative Minimum Tax)

        2,300   City of Irvine (California), Mobile Home Park Revenue Bonds             3/08 at 102       N/R          2,139,506
                 (Meadows Mobile Home Park Project), Series 1998A, 5.700%, 3/01/18

        5,475   Community Facilities District No. 90-1 of the City of Lancaster,        9/07 at 102       AAA          5,480,146
                 1998 Special Tax Refunding Bonds, 4.900%, 9/01/15

        2,500   Western Nevada County Solid Waste Management System, California,        6/01 at 102       BB           2,511,725
                 Certificates of Participation, 1991 Project, 7.500%, 6/01/21

        2,655   Oceanside Mobile Home Park Financing Authority (California),            3/08 at 102       N/R          2,446,901
                 Mobile Home Park Revenue Bonds (Laguna Vista Mobile Estates
                 Acquisition Project), Series 1998, 5.800%, 3/01/28

       15,300   Ontario Redevelopment Financing Authority (San Bernardino County,       No Opt. Call      AAA         19,681,767
                 California), 1995 Revenue Refunding Bonds (Ontario Redevelopment
                 Project No.1), 7.400%, 8/01/25

        3,400   Orange County Development Agency (California), Santa Ana Heights        9/03 at 102       BBB          3,434,918
                 Project Area, 1993 Tax Allocation Revenue Bonds, 6.125%, 9/01/23

        3,000   Orange County Local Transportation Authority (California),              No Opt. Call      AA+          3,308,730
                 Measure M Sales Tax Revenue Bonds (Limited Tax Bonds),
                 6.000%, 2/15/07

        5,200   County of Orange, California, 1996 Recovery Certificates of             7/06 at 102       AAA          5,459,324
                  Participation, Series A, 6.000%, 7/01/26

        2,400   Puerto Rico Highway and Transportation Authority,                       7/08 at 101       A            2,190,192
                 Transportation Revenue Bonds, Series A 5.000%, 7/01/38

        5,000   Convention Center Expansion Financing Authority,                        10/08 at 101      AAA          4,493,450
                 City of San Diego, California, Lease Revenue
                 Bonds, Series 1998A, 4.750%, 4/01/28

        2,000   San Jose Unified School District (Santa Clara County,                   6/07 at 101       AAA          2,055,760
                 California) Certificates of Participation, 5.750%, 6/01/24

        3,000   City of Santa Barbara, California, Certificates of Participation        10/02 at 102      A            3,154,470
                 (Harbor Refunding Project), 6.750%, 10/01/27



                            Nuveen California Quality Income Municipal Fund, Inc. (NUC) (continued)

                                    Portfolio of INVESTMENTS August 31, 2000



  PRINCIPAL                                                                         OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Transportation - 4.2%

$      20,000   Airport Commission, City and County of San Francisco,                   5/10 at 101       AAA       $ 20,433,200
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 25 Bonds, 5.750%, 5/01/30
                 (Alternative Minimum Tax)

        5,000   San Joaquin Hills Transportation Corridor Agency,                       No Opt. Call      AAA          1,202,850
                 Toll Road Refunding Revenue Bonds, Series 1997A,
                 0.000%, 1/15/26


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 37.0%

                Alameda County Public Facilities Corporation,
                Certificates of Participation (1992 Capital Projects):
        7,865    6.750%, 6/01/16 (Pre-refunded to 6/01/02)                              6/02 at 102       A2***        8,375,281
       10,000    6.000%, 6/01/22 (Pre-refunded to 6/01/02)                              6/02 at 102       A2***       10,523,300

        3,000   California Educational Facilities Authority,                            2/02 at 102       A1***        3,149,310
                 Revenue Bonds (Santa Clara University), Series 1991,
                 6.250%, 2/01/16 (Pre-refunded to 2/01/02)

                California Educational Facilities Authority,
                Revenue Bonds (University of San Diego), Series 1992:
        1,965    6.500%, 10/01/08 (Pre-refunded to 10/01/02)                            10/02 at 102      A***         2,098,974
        5,000    6.500%, 10/01/22 (Pre-refunded to 10/01/02)                            10/02 at 102      A***         5,340,900

        7,430   California Educational Facilities Authority, Revenue Bonds              10/02 at 102      Aaa          7,924,987
                 (University of San Francisco), Series 1992, 6.400%, 10/01/17
                 (Pre-refunded to 10/01/02)

        3,225   California Health Facilities Financing Authority,                       12/00 at 102      AAA          3,308,334
                 Kaiser Permanente Revenue Bonds, 1990 Series A, 6.500%,
                 12/01/20 (Pre-refunded to 12/01/00)

        6,000   California Health Facilities Financing Authority, Insured Revenue        6/01 at 102      N/R***       6,235,560
                 Bonds (Southern California Presbyterian Homes), Series 1991,
                 6.750%, 6/01/21 (Pre-refunded to 6/01/01)

        8,000   California Pollution Control Financing Authority,                        7/02 at 102      Aaa          8,468,640
                 Solid Waste Revenue Bonds (North County Recycling Center),
                 1991 Series A, 6.750%, 7/01/17

        2,000   State of California Department of Water Resources,                       6/02 at 101 1/2  Aaa          2,109,400
                 Central Valley Project, Water System Revenue Bonds,
                 Series K, 6.400%, 12/01/26 (Pre-refunded to 6/01/02)

        2,000   State Public Works Board of California, Lease Revenue Bonds,             9/01 at 102      Aaa          2,088,700
                 Series 1991A, Department of Corrections, Calipatria State
                 Prison in Imperial County, 6.500%, 9/01/11
                 (Pre-refunded to 9/01/01)

       10,050   State Public Works Board of California, Lease Revenue Bonds             10/02 at 102      AAA         10,779,228
                 (The Trustees of the California State University),
                 1992 Series A (Various California State University Projects),
                 6.700%, 10/01/17 (Pre-refunded to 10/01/02)

                State Public Works Board of California, Lease Revenue Bonds
                (Department of Corrections), 1994 Series A (California State
                Prison-Monterey County (Soledad II)):
        6,950    6.875%, 11/01/14 (Pre-refunded to 11/01/04)                            11/04 at 102      Aaa          7,821,530
        7,625    7.000%, 11/01/19 (Pre-refunded to 11/01/04)                            11/04 at 102      Aaa          8,615,793

        2,070   California Statewide Communities Development Authority                  No Opt. Call      N/R***       2,235,290
                 (Triad Healthcare), Revenue Refunding Series 1992,
                 Certificates of Participation, 6.250%, 8/01/06

        2,000   Coachella Valley Water District, Improvement District                   10/02 at 102      A***         2,146,260
                 No. 71 (Storm Water District) (Riverside, Imperial and
                 San Diego Counties, California) 1992 Certificates
                 of Participation (Flood Control Project), 6.750%,
                 10/01/12 (Pre-refunded to 10/01/02)

       12,805   County of Contra Costa, California, 1988 Home Mortgage                  No Opt. Call      AAA         16,733,830
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 8.250%, 6/01/21 (Alternative Minimum Tax)

       10,000   Fontana Redevelopment Agency, Jurupa Hills Redevelopment                10/02 at 102      BBB+***     10,788,000
                 Project Area (County of San Bernardino, California)
                 Refunding Tax Allocation Bonds, 1992 Series A, 7.100%,
                 10/01/23 (Pre-refunded to 10/01/02)

        8,000   Lancaster School District, Certificates of Participation                 3/02 at 105      AAA          8,726,080
                 (1992 Refunding Project), 7.000%, 3/01/22
                 (Pre-refunded to 3/01/02)

        5,435   Community Redevelopment Financing Authority of the                       9/02 at 102      N/R***       5,773,057
                 Community Redevelopment Agency of Los Angeles,
                 California,  Pooled Financing Bonds (Bunker Hill, Los Angeles
                 Harbor Industrial Center and Monterey Hills Redevelopment
                 Projects), Series A, 6.375%, 9/01/14 (Pre-refunded to 9/01/02)

        4,500   City of Los Angeles, California, Wastewater System Revenue              12/00 at 102      AAA          4,619,655
                 Bonds, Series 1991-D, 6.700%, 12/01/21 Pre-refunded to 12/01/00)

        2,000   Mt. Diablo Hospital District, Insured Hospital Revenue Bonds,           12/00 at 102      AAA          2,054,540
                 1990 Series A, 7.000%, 12/01/17 (Pre-refunded to 12/01/00)

       10,000   County of Orange, California, Certificates of Participation              8/01 at 102      AAA         10,441,000
                 (Civic Center Expansion Project), 6.700%, 8/01/18
                 (Pre-refunded to 8/01/01)




  PRINCIPAL                                                                         OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)
$      13,525   County of San Bernardino, California, Single Family Mortgage            No Opt. Call   AAA          $ 16,651,710
                 Revenue Bonds (GNMA Mortgage-Backed Securities),
                 1989 Series A, 7.750%, 11/01/14 (Alternative Minimum Tax)

        8,295   San Diego County Water Authority, Water Revenue Certificates             5/01 at 102    AA-***         8,583,915
                 of Participation, Series 1991A, 6.300%, 5/01/05
                 (Pre-refunded to 5/01/01)

        1,275   City of Santa Maria, Revenue Certificates of Participation               9/02 at 102   N/R***          1,365,691
                 (Marian Medical Center), 6.750%, 9/01/22
                 (Pre-refunded to 9/01/02)

        4,300   Sierra View Local Hospital District, Insured Health Facility             3/02 at 102   N/R***          4,527,599
                 Revenue Bonds, Series 1992, 6.400%, 3/01/22
                 (Pre-refunded to 3/01/02)

        1,735   City of Torrance (California), Hospital Revenue Bonds                    7/02 at 102     A***          1,839,447
                 (Little Company of Mary Hospital Project), Series 1992,
                 6.875%, 7/01/15 (Pre-refunded to 7/01/02)

        3,025   Tulare Local Hospital District, Insured Health Facility                 12/01 at 102    AA-***         3,184,750
                 Revenue Bonds, Series 1991A, 6.750%, 12/01/21
                 (Pre-refunded to 12/01/01)

        6,185   The Regents of the University of California, Refunding                   9/02 at 102   AAA             6,641,577
                 Revenue Bonds (Multiple Purpose Projects),  Series A, 6.875%,
                 9/01/16 (Pre-refunded to 9/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 6.0%
       10,000   California Pollution Control Financing Authority, Pollution             12/01 at 102    Aa3           10,452,500
                 Control Revenue Bonds (Southern California Edison Company),
                 1991 Series, 6.900%, 12/01/17 (Alternative Minimum Tax)

        5,000   California Pollution Control Financing Authority, Pollution              6/02 at 102    AA-            5,265,450
                 Control Revenue Bonds (Pacific Gas and Electric Company),
                 1992 Series A, 6.625%, 6/01/09 (Alternative Minimum Tax)

        3,805   City of Lodi, California, Electric System Revenue Certificates           1/09 at 101   AAA             3,842,175
                 of Participation, 1999 Series A, Installment Purchase Contract
                 with the Lodi Public Improvement Corporation, 5.500%, 1/15/24

        5,110   City of Redlands, Certificates of Participation (1993 Refunding ,        9/00 at 100   AAA             5,120,680
                 of 1986 and 1987 Projects) 6.800%, 3/01/07

        5,500   Southern California Public Power Authority, Multiple Project            No Opt. Call     A             6,450,730
                  Revenue Bonds, 1989 Series, 6.750%, 7/01/11

------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 6.7%
                Department of Water and Power of the City of Los Angeles,
                California, Water Works Refunding Revenue Bonds,
                Second Issue of 1993:
        4,060    4.500%, 5/15/13                                                         5/03 at 102    AA             3,924,231
        8,400    4.500%, 5/15/30                                                         5/03 at 102   AAA             7,160,580

        7,000   The City of Los Angeles, California, Wastewater System                   6/08 at 101   AAA             6,575,170
                 Revenue Bonds, Series 1998-A, 5.000%, 6/01/28

        8,000   Los Angeles County Sanitation Districts Financing Authority,            10/03 at 100    AA             7,605,520
                 Capital Projects Revenue Bonds, 1993 Series A
                 (Senior Ad Valorem Obligation Bonds), 5.000%, 10/01/23

        2,000   The Metropolitan Water District of Southern California,                  7/06 at 100   AAA             1,834,940
                 Water Revenue Refunding Bonds, 1996 Series B,
                 4.750%, 7/01/21

        1,000   The City of Norco, Refunding Certificates of Participation,             10/08 at 102   AAA               958,340
                 Series 1998 (Sewer System and Water System Improvement
                 Project), 5.125%, 10/01/28

        5,000   Public Facilities Financing Authority of the City of San Diego           5/09 at 101   AAA             4,699,050
                 (California), Sewer Revenue Bonds, Series 1999A, 5.000%, 5/15/29

        2,000   The City of Santa Barbara, California, Certificates of                   4/02 at 102   AAA             2,099,760
                 Participation (1992 Water System Improvement Project
                 and Refunding), 6.700%, 4/01/27
------------------------------------------------------------------------------------------------------------------------------------
$     520,185   Total Investments (cost $479,819,218) - 98.4%                                                        512,038,334
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                   8,109,461
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                  $ 520,147,795
                ====================================================================================================================

                       *    Optional Call Provisions (not covered by the report
                            of independent auditors): Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                      **    Ratings (not covered by the report of independent
                            auditors): Using the higher of Standard & Poor's or
                            Moody's rating.
                     ***    Securities are backed by an escrow or trust
                            containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the
                            timely payment of principal and interest. Securities
                            are normally considered to be equivalent to AAA
                            rated securities.
                     N/R    Investment is not rated.

                                 See accompanying notes to financial statements.


                            Nuveen California Dividend Advantage Municipal Fund (NAC)

                            Portfolio of
                                       INVESTMENTS August 31, 2000


  PRINCIPAL                                                                         OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 1.0%

$       5,000   California Statewide Communities Development Authority,                 11/09 at 102   N/R           $ 5,132,050
                 Certificates of Participation, Pride Industries and
                 Pride One, Inc., 7.250%, 11/01/29


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 0.5%

        2,500   California Infrastructure and Economic Development Bank,                12/09 at 101     A             2,525,475
                 Revenue Bonds, Series 1999 (The American Center for Wine,
                 Food and the Arts Project), 5.800%, 12/01/29


------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 10.9%

        8,400   California Health Facilities Financing Authority, Kaiser                10/08 at 101     A             8,337,756
                 Permanente Revenue Bonds, Series 1998B, 5.250%, 10/01/14
                 (Optional put 10/01/08)

       15,000   California Health Facilities Financing Authority,                       12/09 at 101    A2            15,295,650
                 Revenue Bonds (Cedars-Sinai Medical Center),
                 Series 1999A, 6.125%, 12/01/30

       18,755   California Health Facilities Financing Authority,                       11/08 at 101   AAA            17,404,828
                 Revenue Bonds (USCF - Stanford Health Care),
                 1998 Series A, 5.000%, 11/15/28

       10,500   City of Duarte, California, Certificates of Participation,               4/09 at 101   BBB+            9,131,430
                 City of Hope National Medical Center, Series 1999A,
                 5.250%, 4/01/31

        4,000   City of Upland, California, Certificates of Participation,               1/04 at 102     A             4,063,800
                 1993 Series, San Antonio Community Hospital, 5.250%, 1/01/08


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 9.7%

       15,000   California Statewide Communities Development Authority,                  7/08 at 101   BBB            14,725,500
                 Apartment Development Revenue Refunding Bonds (Irvine Apartment
                 Communities, LP), Series 1998A, 4.900%, 5/15/25
                 (Mandatory put 5/15/08)

        4,810   California Statewide Communities Development Authority,                  7/09 at 102   N/R             4,511,107
                 Multifamily Housing Revenue Bonds (Cherry Tree Village
                 Apartments Project), Series 1999, 6.500%, 7/01/34

       10,000   California Statewide Communities Development Authority,                 No Opt. Call   BBB+           10,145,100
                 Multifamily Housing Refunding Bonds (Archstone Pelican
                 Point Apartments), Issue 1999H Archstone Communities Trust,
                 5.300%, 6/01/29 (Mandatory put 6/01/08)

        5,000   County of Contra Costa (California), Multifamily Housing                 6/09 at 102   N/R             4,723,550
                 Revenue Bonds (Delta View Apartments), Series 1999C, 6.750%,
                 12/01/30 (Alternative Minimum Tax)

       15,000   Housing Authority of the County of San Bernardino                       No Opt. Call    A3            14,355,900
                 (California), Multifamily Housing Revenue Refunding Bonds
                 (Equity Residential/Redlands Lawn and Tennis Apartments),
                 Issue 1999A, 5.200%, 6/15/29 (Mandatory put 6/15/09)


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 3.7%

       42,155   California Housing Finance Agency, Single Family Mortgage             2/09 at 31 1/8   AAA             7,622,467
                 Bonds II, 1999 Series D2, 0.000%,
                 2/01/29 (Alternative Minimum Tax)

       11,500   California Housing Finance Agency, Home Mortgage Revenue             2/09 at 101 1/2   AAA            10,741,575
                 Bonds, Series 1998E, 5.250%, 2/01/33 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 1.6%

        8,500   Riverside County (California), Public Financing Authority,               5/09 at 101   BBB-            7,864,200
                 Certificates of Participation, Air Force
                 Village West, Inc., 5.800%, 5/15/29




  PRINCIPAL                                                                         OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 10.7%

                State of California, Various Purpose General Obligation Bonds:
$       9,000    4.750%, 4/01/29                                                         4/09 at 101    AA-        $   8,062,290
       14,900    5.000%, 8/01/29                                                         8/09 at 101   AAA            14,000,934

       18,500   Los Angeles Unified School District (California),                        7/09 at 101   AAA            18,238,780
                 General Obligation Bonds, Election of 1997,
                 Series C 1999, 5.250%, 7/01/24

                Los Angeles Unified School District, California,
                General Obligation Bonds, Election of 1997, Series D 2000:
        3,600    5.000%, 7/01/06                                                        No Opt. Call    AA-            3,765,456
        3,600    5.625%, 7/01/14                                                         7/10 at 100   AAA             3,858,084

        5,000   Commonwealth of Puerto Rico, Public Improvement                          7/10 at 100   AAA             5,318,100
                 Bonds of 2000 (General Obligation Bonds), 5.750%, 7/01/16


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 21.6%

        8,665   Bonita Canyon Public Facilities Financing Authority                      9/00 at 103   N/R             7,864,267
                 (California), Community Facilities District No. 98-1
                 Special Tax Bonds, Series 1998, 5.375%, 9/01/28

       13,290   Community Facilities District No. 1, Mira Loma Area of                   9/08 at 102   AAA            12,060,941
                 Jurupa (California), 1998 Special Tax Bonds,
                 4.750%, 9/01/24 (Optional put 9/01/10)

        5,500   County of Los Angeles, Certificates of Participation                     9/08 at 101   AAA             5,000,930
                 (1998 Disney Parking Refunding Project), 4.750%, 3/01/23

       23,000   Los Angeles County Metropolitan Transportation Authority                 7/08 at 101   AAA            21,959,020
                 (California), Proposition C Sales Tax Revenue Refunding
                 Bonds, Second Senior Bonds, Series 1998-A, 5.000%, 7/01/23

       14,160   Oakland State Building Authority, Lease Revenue Bonds                    4/08 at 101   AAA            13,523,083
                 (Elihu M. Harris State Office Building),
                 1998 Series A, 5.000%, 4/01/23

        7,500   Poway Redevelopment Agency, Paguay Redevelopment Project,               12/10 at 102   AAA             7,749,900
                 Tax Allocation Refunding Bonds, Series 2000, 5.750%, 6/15/33

       14,995   Riverside County Public Financing Authority (California),               No Opt. Call   N/R            15,553,564
                 Reassessment Revenue Bonds, Rancho Village Project/AD
                 No. 159, 1999 Series B (Junior Lien Bonds), 6.000%, 9/02/07

       25,060   Redevelopment Agency of the City of San Jose (California),               8/08 at 102     A            23,792,465
                 Merged Area Redevelopment Project, Tax Allocation Bonds,
                 Series 1998, 5.250%, 8/01/29


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 16.5%

       15,000   Alameda Corridor Transportation Authority (California),                 10/09 at 101   AAA            14,113,650
                 Tax-Exempt Senior Lien Revenue Bonds, Series 1999A,
                 5.000%, 10/01/29

       21,150   Foothill/Eastern Transportation Corridor Agency, California,             1/10 at 101   BBB-           20,965,784
                 Toll Road Refunding Revenue Bonds, Series 1999, 5.750%, 1/15/40

       23,000   Port of Oakland, California, Revenue Bonds, 2000 Series K,               5/10 at 100   AAA            23,519,800
                 5.750%, 11/01/29 (Alternative Minimum Tax)

       23,275   Airport Commission, City and County of San Francisco,                    5/10 at 101   AAA            23,779,137
                 California, San Francisco International Airport,
                 Second Series Revenue Bonds, Issue 25 Bonds,
                 5.750%, 5/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 8.8%

       20,500   Northern California Power Agency, Hydroelectric Project                  7/08 at 101   AAA            19,842,155
                 Number One Revenue Bonds, 1998 Refunding Series A,
                 5.200%, 7/01/32

       10,500   Puerto Rico Electric Power Authority, Power Revenue                  7/08 at 101 1/2     A-            9,741,375
                 Bonds, Series DD, 5.000%, 7/01/28

       15,000   Sacramento Municipal Utility District (California),                      7/04 at 101     A            14,252,700
                 Electric Revenue Refunding Bonds, 1999 Series M,
                 5.250%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 12.7%

       12,000   Carmichael Water District (Sacramento County, California),               9/09 at 102   AAA            11,493,840
                 1999 Water Revenue Certificates of Participation,
                 5.125%, 9/01/29

        7,200   Castaic Lake Water Agency (California), Revenue Certificates             8/09 at 101   AAA             6,892,056
                 of Participation, Series 1999A (Water System Improvement
                 Project), 5.125%, 8/01/30



                            Nuveen California Dividend Advantage Municipal Fund (NAC) (continued)

                                    Portfolio of INVESTMENTS August 31, 2000



  PRINCIPAL                                                                         OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

$       4,985   East Bay Municipal Utility District (Alameda and Contra                  6/08 at 101   AAA          $  4,478,474
                 Costa Counties, California), Wastewater System
                 Subordinated Revenue Bonds, Series 1998, 4.750%, 6/01/28

        5,000   East Bay Municipal Utility District (Alameda and Contra                  6/08 at 101   AAA             4,442,350
                 Costa Counties, California), Water System Subordinated
                 Revenue Bonds, Series 1998, 4.750%, 6/01/34

       13,425   The Metropolitan Water District of Southern California,                  1/08 at 101    AA            12,446,452
                 Water Revenue Bonds, 1997 Authorization Series A,
                 5.000%, 7/01/37

       14,000   Orange County Water District (California), Revenue Certificates          8/09 at 101    AA            13,918,240
                 of Participation, Series 1999A, 5.375%, 8/15/29

       10,070   Public Facilities Financing Authority of the City of San Diego           5/09 at 101   AAA             9,463,885
                 (California), Sewer Revenue Bonds, Series 1999A,
                 5.000%, 5/15/29
------------------------------------------------------------------------------------------------------------------------------------
$     537,995   Total Investments (cost $488,015,690) - 97.7%                                                        486,678,100
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                  11,648,149
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                   $498,326,249
                ====================================================================================================================


                       * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
                      ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating. N/R Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of
           NET ASSETS August 31, 2000

                                                                California          California       California          California
                                                                     Value    Performance Plus      Opportunity   Investment Quality
                                                                     (NCA)               (NCP)            (NCO)                (NQC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities, at market value          $245,577,537      $285,339,100      $171,494,356       $305,976,117
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value                    --         2,000,000         6,800,000                 --
 Cash                                                               312,261         1,192,953           735,809          1,448,028
 Receivables:
   Interest                                                       3,784,949         4,581,609         2,569,244          4,891,630
   Investments sold                                                  20,398         6,120,000         8,032,200            309,000
 Other assets                                                         9,535            10,983            11,459              8,635
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                              249,704,680       299,244,645       189,643,068        312,633,410
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Accrued expenses:
   Management fees                                                  123,720           161,071           102,928            168,010
   Other                                                            121,569           114,974           102,309            155,912
 Preferred share dividends payable                                      N/A            23,518            10,008             23,754
 Common share dividends payable                                   1,084,527           988,056           633,482          1,027,887
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                           1,329,816         1,287,619           848,727          1,375,563
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                     $248,374,864      $297,957,026      $188,794,341       $311,257,847
====================================================================================================================================
Preferred shares, at liquidation value                                  N/A      $106,000,000      $ 68,000,000       $112,000,000
====================================================================================================================================
Preferred shares outstanding                                            N/A             4,240             2,720              4,480
====================================================================================================================================
Common shares outstanding                                        25,222,660        12,832,789         8,070,563         13,437,119
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares at liquidation
   value, divided by Common shares outstanding)                $       9.85      $      14.96      $      14.97       $      14.83
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.


                                 See accompanying notes to financial statements.


Statement of
           NET ASSETS August 31, 2000 (continued)
                                                                            California        California           California
                                                                        Select Quality    Quality Income    Dividend Advantage
                                                                                 (NVC)             (NUC)                 (NAC)
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
 Investments in municipal securities, at market value                    $523,510,314      $512,038,334          $486,678,100
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value                              --                --                    --
 Cash                                                                         798,937         1,199,190             6,505,251
 Receivables:
   Interest                                                                 8,239,855         9,005,197             7,026,059
   Investments sold                                                         2,570,000                --                35,000
 Other assets                                                                  19,648            26,472                52,547
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                        535,138,754       522,269,193           500,296,957
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Accrued expenses:
   Management fees                                                            284,365           277,811               139,482
   Other                                                                      259,375            98,491               184,178
 Preferred share dividends payable                                             65,939            37,900                79,100
 Common share dividends payable                                             1,738,488         1,707,196             1,567,948
      Total liabilities                                                     2,348,167         2,121,398             1,970,708
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                               $532,790,587      $520,147,795          $498,326,249
====================================================================================================================================
Preferred shares, at liquidation value                                   $192,000,000      $185,000,000          $175,000,000
====================================================================================================================================
Preferred shares outstanding                                                    7,680             7,400                 7,000
====================================================================================================================================
Common shares outstanding                                                  22,875,466        21,750,948            23,402,358
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares at liquidation
   value, divided by Common shares outstanding)                          $      14.90      $      15.41          $      13.82
====================================================================================================================================



See accompanying notes to financial statements.

Statement of
           OPERATIONS Year Ended August 31, 2000

                                                                  California        California     California          California
                                                                       Value  Performance Plus    Opportunity  Investment Quality
                                                                       (NCA)              (NCP)         (NCO)               (NQC)
---------------------------------------------------------------------------------------------------------------------------------
Investment Income                                                $14,626,392       $17,955,454    $11,563,806        $18,954,774
---------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees                                                   1,439,354         1,856,414      1,192,214          1,942,580
 Preferred shares - auction fees                                         N/A           252,357        159,602            262,383
 Preferred shares - dividend disbursing agent fees                       N/A            40,467         20,053             20,053
 Shareholders' servicing agent fees and expenses                      42,303            21,701         12,635             21,818
 Custodian's fees and expenses                                        53,761            68,069         47,604             57,498
 Directors'/Trustees' fees and expenses                                4,864             5,956          4,381              6,214
 Professional fees                                                    11,644            13,671         10,945             10,101
 Shareholders' reports - printing and mailing expenses                30,524            39,393         14,163              7,019
 Stock exchange listing fees                                          38,039            24,673         16,359             24,583
 Investor relations expense                                           28,102            24,258         18,205             25,084
 Other expenses                                                       22,227            31,932         11,078             22,575
---------------------------------------------------------------------------------------------------------------------------------
 Total expenses before custodian fee credit
   and expense reimbursement                                       1,670,818         2,378,891      1,507,239          2,399,908
   Custodian fee credit                                              (18,432)          (19,595)       (16,016)           (27,930)
   Expense reimbursement                                                  --                --             --                 --
---------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                       1,652,386         2,359,296      1,491,223          2,371,978
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                             12,974,006        15,596,158     10,072,583         16,582,796
---------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions             (1,093,977)        1,032,464      1,186,788           (740,539)
Change in net unrealized appreciation
 (depreciation) of investments                                     3,867,172           402,998     (1,807,485)           289,181
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                   2,773,195         1,435,462       (620,697)          (451,358)
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                       $15,747,201       $17,031,620    $ 9,451,886        $16,131,438
=================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.


Statement of
           OPERATIONS Year Ended August 31, 2000 (continued)
                                                                                    California      California         California
                                                                                Select Quality  Quality Income Dividend Advantage
                                                                                         (NVC)            (NUC)             (NAC)
---------------------------------------------------------------------------------------------------------------------------------

Investment Income                                                                  $31,626,191       $30,589,858      $27,161,948
---------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees                                                                     3,290,096         3,214,542        2,988,518
 Preferred shares - auction fees                                                       481,316           434,520          438,699
 Preferred shares - dividend disbursing agent fees                                      30,082            30,082           20,053
 Shareholders' servicing agent fees and expenses                                        27,695            23,762           16,371
 Custodian's fees and expenses                                                          95,212            79,146           84,093
 Directors'/Trustees' fees and expenses                                                  9,627             9,395            5,827
 Professional fees                                                                      61,732            22,921           19,496
 Shareholders' reports - printing and mailing expenses                                  34,790            20,010           32,425
 Stock exchange listing fees                                                            32,989            33,098           34,707
 Investor relations expense                                                             40,584            39,673           28,716
 Other expenses                                                                         43,868            23,042           10,715
---------------------------------------------------------------------------------------------------------------------------------
 Total expenses before custodian fee credit and expense reimbursement                4,147,991         3,930,191        3,679,620
   Custodian fee credit                                                                (43,141)          (42,093)         (43,288)
   Expense reimbursement                                                                    --                --       (1,415,857)
---------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                         4,104,850         3,888,098        2,220,475
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                               27,521,341        26,701,760       24,941,473
---------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                                 (665,965)          255,690       (6,629,216)
Change in net unrealized appreciation (depreciation) of investments                  3,210,292         3,178,277       18,810,097
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                     2,544,327         3,433,967       12,180,881
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                         $30,065,668       $30,135,727      $37,122,354
----------------------------------------------------------------------------------------------------------------------------------


                                 See accompanying notes to financial statements.


Statement of
           CHANGES IN NET ASSETS


                                       California Value (NCA)     California Performance Plus (NCP)    California Opportunity (NCO)
-----------------------------------------------------------------------------------------------------------------------------------
                                    Year Ended       Year Ended       Year Ended        Year Ended       Year Ended      Year Ended
                                     8/31/00          8/31/99          8/31/00           8/31/99          8/31/00         8/31/99
----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
 Net investment income            $ 12,974,006     $ 12,640,494     $ 15,596,158      $ 15,301,368     $ 10,072,583     $ 9,659,984
 Net realized gain (loss)
   from investment
   transactions                     (1,093,977)          36,793        1,032,464          (521,745)       1,186,788        (199,360)
 Change in net unrealized
   appreciation
   (depreciation) of investments     3,867,172      (15,346,519)         402,998       (13,064,984)      (1,807,485)     (9,867,255)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets from
   operations                       15,747,201       (2,669,232)      17,031,620         1,714,639        9,451,886        (406,631)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net
  investment income:
   Common shareholders             (12,787,893)     (12,560,888)     (12,280,577)      (12,733,040)      (7,873,178)     (8,115,487)
   Preferred shareholders                  N/A              N/A       (3,386,224)       (2,550,004)      (2,300,126)     (1,542,528)
From accumulated net realized
   gains from investment
   transactions:
   Common shareholders                 (40,356)      (1,225,822)              --          (605,188)              --        (939,551)
   Preferred shareholders                  N/A              N/A               --          (134,766)              --        (204,666)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (12,828,249)     (13,786,710)     (15,666,801)      (16,022,998)     (10,173,304)    (10,802,232)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares         --               --               --                --               --              --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions          --               --        1,264,120         1,576,660          659,878         877,736
Preferred shares:
   Net proceeds from sale of shares        N/A              N/A               --        15,726,552               --      12,754,386
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   capital share transactions               --               --        1,264,120        17,303,212          659,878      13,632,122
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets                     2,918,952      (16,455,942)       2,628,939         2,994,853          (61,540)      2,423,259
Net assets at the
   beginning of year               245,455,912      261,911,854      295,328,087       292,333,234      188,855,881     186,432,622
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year     $248,374,864     $245,455,912     $297,957,026      $295,328,087     $188,794,341    $188,855,881
===================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                      $  412,942        $ 226,829       $  421,326         $ 491,969       $  190,794       $ 291,515
===================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.


                                 See accompanying notes to financial statements.


Statement of
           CHANGES IN NET ASSETS (continued)

                                                         California Investment Quality (NQC)  California Select Quality (NVC)
-------------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended        Year Ended       Year Ended      Year Ended
                                                                8/31/00           8/31/99          8/31/00         8/31/99
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
Net investment income                                      $ 16,582,796      $ 15,315,638     $ 27,521,341    $ 26,215,652
Net realized gain (loss) from investment
   transactions                                                (740,539)         (680,810)        (665,965)       (522,458)
Change in net unrealized appreciation
   (depreciation) of investments                                289,181       (14,734,244)       3,210,292     (24,242,895)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                                                16,131,438           (99,416)      30,065,668       1,450,299
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From and in
   excess of net investment income:
   Common shareholders                                      (12,432,187)      (12,725,662)     (21,443,149)    (21,539,248)
   Preferred shareholders                                    (3,662,289)       (2,570,101)      (6,418,050)     (4,190,468)
From accumulated net realized gains from
   investment transactions:
   Common shareholders                                               --          (383,623)              --      (2,428,752)
   Preferred shareholders                                            --           (83,412)              --        (521,736)
-------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                            (16,094,476)      (15,762,798)     (27,861,199)    (28,680,204)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                  --                --               --              --
   Net proceeds from shares issued
     to shareholders due to
     reinvestment of distributions                              860,726         1,448,971        1,241,683       2,443,334
Preferred shares:
   Net proceeds from sale of shares                                  --        21,665,884               --      41,460,324
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   capital share transactions                                   860,726        23,114,855        1,241,683      43,903,658
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                           897,688         7,252,641        3,446,152      16,673,753
Net assets at the beginning of year                         310,360,159       303,107,518      529,344,435     512,670,682
-------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                              $311,257,847      $310,360,159     $532,790,587    $529,344,435
===================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                               $  835,443         $ 347,123       $  471,820       $ 811,678
===================================================================================================================================


                                 See accompanying notes to financial statements.

                                                   California Quality Income (NUC)             California Dividend Advantage (NAC)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            For the Period 5/26/99
                                                     Year Ended       Year Ended           Year Ended   (commencement of operations)
                                                        8/31/00          8/31/99              8/31/00              through 8/31/99
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
Net investment income                              $ 26,701,760     $ 25,321,332         $ 24,941,473            $ 4,560,799
Net realized gain (loss) from investment
   transactions                                         255,690         (267,639)          (6,629,216)            (1,105,626)
Change in net unrealized appreciation
   (depreciation) of investments                      3,178,277      (22,441,180)          18,810,097            (20,147,687)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                                        30,135,727        2,612,513           37,122,354            (16,692,514)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                              (21,040,572)     (21,143,687)         (19,709,931)            (3,362,840)
   Preferred shareholders                            (6,239,516)      (4,379,766)          (5,976,400)              (651,480)
 From accumulated net realized gains
   from investment transactions:
   Common shareholders                                       --         (388,716)                  --                     --
   Preferred shareholders                                    --          (90,180)                  --                     --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                    (27,280,088)     (26,002,349)         (25,686,331)            (4,014,320)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                          --               --                   --            333,950,247
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                    1,230,432        1,916,199              522,953                 31,989
Preferred shares:
   Net proceeds from sale of shares                          --       34,535,270                   --            172,991,850
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   capital share transactions                         1,230,432       36,451,469              522,953            506,974,086
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                 4,086,071       13,061,633           11,958,976            486,267,252
Net assets at the beginning of year                 516,061,724      503,000,091          486,367,273                100,021
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                      $520,147,795     $516,061,724         $498,326,249           $486,367,273
===================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                       $  199,186        $ 777,514           $ (198,379)             $ 546,479
===================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
           FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The California Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Performance Plus Municipal Fund, Inc.
(NCP), Nuveen California Municipal Market Opportunity Fund, Inc. (NCO), Nuveen California Investment Quality Municipal Fund, Inc. (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC), Nuveen California Quality Income Municipal Fund, Inc. (NUC) and Nuveen California Dividend Advantage Municipal Fund (NAC).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 2000, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per Common share for California Value and $.01 per Common share for the other Funds. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All income dividends paid during the fiscal year ended August 31, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
California Value is not authorized to issue Preferred shares. The Funds below have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                           California               California   California   California   California
                          Performance   California  Investment       Select      Quality     Dividend
                                 Plus  Opportunity     Quality      Quality       Income    Advantage
                                (NCP)        (NCO)       (NQC)        (NVC)        (NUC)        (NAC)
-------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                        --           --       3,600           --        1,400           --
   Series T                     1,800           --          --        2,400           --           --
   Series W                       640        2,200         880        1,680        3,000           --
   Series Th                       --           --          --        3,600           --        3,500
   Series F                     1,800          520          --           --        3,000        3,500
-------------------------------------------------------------------------------------------------------
Total                           4,240        2,720       4,480        7,680        7,400        7,000
=======================================================================================================


Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended August 31, 2000.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Reclassification
Certain amounts have been reclassified in the 1999 Financial Highlights to conform to the 2000 presentation.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Notes to
        FINANCIAL STATEMENTS (continued)



2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                           California Value (NCA)  California Performance Plus (NCP)   California Opportunity (NCO)
                          -----------------------  --------------------------------- -------------------------------
                           Year Ended  Year Ended     Year Ended   Year Ended       Year Ended  Year Ended
                             8/31/00     8/31/99        8/31/00      8/31/99          8/31/00     8/31/99
-------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                    --          --             --           --               --          --
   Shares issued to
     shareholders
     due to reinvestment
     of distributions             --          --         84,245        89,260           43,959      49,992
-------------------------------------------------------------------------------------------------------------------
                                  --          --         84,245        89,260           43,959      49,992
===================================================================================================================
Preferred shares sold            N/A         N/A             --           640               --         520
===================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

                                              California Investment Quality (NQC)  California Select Quality (NVC)
                                              -----------------------------------  --------------------------------
                                                     Year Ended    Year Ended     Year Ended    Year Ended
                                                        8/31/00       8/31/99        8/31/00       8/31/99
-------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                               --           --             --            --
   Shares issued to shareholders
     due to reinvestment of distributions                58,788       85,501         84,774       146,703
-------------------------------------------------------------------------------------------------------------------
                                                         58,788       85,501         84,774       146,703
===================================================================================================================
Preferred shares sold                                        --          880             --         1,680
===================================================================================================================

                                           California Quality Income (NUC)  California Dividend Advantage (NAC)
                                           -------------------------------  ------------------------------------
                                               Year Ended    Year Ended     Year Ended  For the Period 5/26/99
                                                 8/31/00       8/31/99        8/31/00     through 8/31/99
-------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                        --              --              --          23,345,000
   Shares issued to shareholders
     due to reinvestment of distributions         81,306         110,967          48,242               2,134
-------------------------------------------------------------------------------------------------------------------
                                                  81,306         110,967          48,242          23,347,134
===================================================================================================================
Preferred shares sold                                 --           1,400              --               7,000
===================================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid October 2, 2000, to shareholders of record on September 15, 2000, as follows:

                             California                 California   California   California   California
                California  Performance   California    Investment       Select      Quality     Dividend
                     Value         Plus  Opportunity       Quality      Quality       Income    Advantage
                     (NCA)        (NCP)        (NCO)         (NQC)        (NVC)        (NUC)        (NAC)
-----------------------------------------------------------------------------------------------------------
Dividend per share  $.0430       $.0770       $.0785        $.0765       $.0760       $.0785       $.0670
===========================================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the fiscal year ended August 31, 2000, were as follows:

                                                                     California                California
                                                        California  Performance   California   Investment
                                                             Value         Plus  Opportunity      Quality
                                                             (NCA)        (NCP)        (NCO)        (NQC)
-----------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $84,965,757 $107,204,114  $43,602,271  $54,120,738
   Short-term municipal securities                      11,800,000   28,200,000   22,400,000    7,600,000
Sales and maturities:
   Long-term municipal securities                       85,086,215  115,089,085   56,403,119   56,024,041
   Short-term municipal securities                      11,800,000   26,200,000   15,600,000    7,600,000
===========================================================================================================


                                                                     California   California   California
                                                                         Select      Quality     Dividend
                                                                        Quality       Income    Advantage
                                                                          (NVC)        (NUC)        (NAC)
-----------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                  $104,285,476 $106,965,887 $115,986,168
   Short-term municipal securities                                   20,500,000   17,700,000   36,700,000
Sales and maturities:
   Long-term municipal securities                                   107,689,680  107,810,706  123,948,361
   Short-term municipal securities                                   20,500,000   17,700,000   36,700,000
===========================================================================================================


At August 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                             California                 California   California   California   California
                California  Performance   California    Investment       Select      Quality     Dividend
                     Value         Plus  Opportunity       Quality      Quality       Income    Advantage
                     (NCA)        (NCP)        (NCO)         (NQC)        (NVC)        (NUC)        (NAC)
-----------------------------------------------------------------------------------------------------------
              $234,143,805 $275,753,900 $171,130,759  $294,255,451 $500,876,025 $479,819,218 $493,061,278
===========================================================================================================


At August 31, 2000, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                        California   California   California   California
                                          California    Investment       Select      Quality     Dividend
                                               Value       Quality      Quality       Income    Advantage
                                               (NCA)         (NQC)        (NVC)        (NUC)        (NAC)
-----------------------------------------------------------------------------------------------------------
Expiration year:
   2007                                         $ --        $   --     $  9,440      $11,949     $  5,670
   2008                                    1,099,559       876,693    1,178,983           --    2,683,584
-----------------------------------------------------------------------------------------------------------
Total                                     $1,099,559      $876,693   $1,188,423      $11,949   $2,689,254
===========================================================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at August 31, 2000, were as follows:

                                                                     California                California
                                                        California  Performance   California   Investment
                                                             Value         Plus  Opportunity      Quality
                                                             (NCA)        (NCP)        (NCO)        (NQC)
-----------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $14,119,838  $14,729,635  $ 8,896,546  $14,335,876
   depreciation                                         (2,686,106)  (3,144,435)  (1,732,949)  (2,615,210)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)             $11,433,732  $11,585,200  $ 7,163,597  $11,720,666
===========================================================================================================

Notes to
        FINANCIAL STATEMENTS (continued)



                                                                     California   California   California
                                                                         Select      Quality     Dividend
                                                                        Quality       Income    Advantage
                                                                          (NVC)        (NUC)        (NAC)
-------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                     $25,039,322  $34,138,402 $  4,952,327
   depreciation                                                      (2,405,033)  (1,919,286) (11,335,505)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                          $22,634,289  $32,219,116 $ (6,383,178)
=============================================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' (excluding California Value (NCA) and California Dividend Advantage (NAC)) investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                 .6500 of 1%
For the next $125 million                                  .6375 of 1
For the next $250 million                                  .6250 of 1
For the next $500 million                                  .6125 of 1
For the next $1 billion                                    .6000 of 1
For net assets over $2 billion                             .5875 of 1
================================================================================

Under California Value's (NCA) investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly of .35 of 1% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

Under California Dividend Advantage's (NAC) investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                               Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                .6500 of 1%
For the next $125 million                                 .6375 of 1
For the next $250 million                                 .6250 of 1
For the next $500 million                                 .6125 of 1
For the next $1 billion                                   .6000 of 1
For net assets over $2 billion                            .5750 of 1
================================================================================

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of California Dividend Advantage (NAC) in an amount equal to .30% of the average daily net assets for the period May 26, 1999 (commencement of operations) through July 31, 2004, .25% of the average daily net assets for the year ended July 31, 2005, .20% of the average daily net assets for the year ended July 31, 2006, .15% of the average daily net assets for the year ended July 31, 2007, .10% of the average daily net assets for the year ended July 31, 2008, and .05% of the average daily net assets for the year ended July 31, 2009. The Adviser has not agreed to reimburse California Dividend Advantage (NAC) for any portion of its fees and expenses beyond July 31, 2009.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS

At August 31, 2000, net assets consisted of:

                                                                             California                    California
                                                             California     Performance      California    Investment
                                                                  Value            Plus     Opportunity      Quality
                                                                  (NCA)           (NCP)           (NCO)        (NQC)
------------------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                   $        N/A    $106,000,000     $ 68,000,000   $112,000,000
Common shares, $.01 par value per share                        252,227         128,328           80,706        134,371
Paid-in surplus                                            237,375,522     179,311,453      112,372,546    187,444,060
Undistributed (Over-distribution of)
   net investment income                                       412,942         421,326          190,794        835,443
Accumulated net realized gain (loss)
   from investment transactions                             (1,202,203)        510,719          986,698     (1,442,645)
Net unrealized appreciation
   (depreciation) of investments                            11,536,376      11,585,200        7,163,597     12,286,618
------------------------------------------------------------------------------------------------------------------------
Net assets                                                $248,374,864    $297,957,026     $188,794,341   $311,257,847
========================================================================================================================
Authorized shares:
   Common                                                  250,000,000     200,000,000      200,000,000    200,000,000
   Preferred                                                       N/A       1,000,000        1,000,000      1,000,000
========================================================================================================================


N/A - Fund is not authorized to issue Preferred Shares.
                                                                     California      California       California
                                                                         Select         Quality         Dividend
                                                                        Quality          Income        Advantage
                                                                          (NVC)           (NUC)            (NAC)
-----------------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                            $192,000,000    $185,000,000     $175,000,000
Common shares, $.01 par value per share                                 228,755         217,509          234,024
Paid-in surplus                                                     318,644,146     302,523,933      332,363,036
Undistributed (Over-distribution of)
  net investment income                                                 471,820         199,186         (198,379)
Accumulated net realized gain (loss) from investment transactions    (1,188,423)        (11,949)      (7,734,842)
Net unrealized appreciation (depreciation) of investments            22,634,289      32,219,116       (1,337,590)
------------------------------------------------------------------------------------------------------------------------
Net assets                                                         $532,790,587    $520,147,795     $498,326,249
========================================================================================================================
Authorized shares:
   Common                                                           200,000,000     200,000,000       Unlimited
   Preferred                                                          1,000,000       1,000,000       Unlimited
========================================================================================================================

                                                         Financial HIGHLIGHTS

               Selected data for a Common share outstanding throughout each period ended August 31:

                     Investment Operations                    Less Distributions
              ------------------------------- -------------------------------------------------------
                                                From and    From and
                                               in Excess   in Excess                                  Organization
                                                  of Net      of Net                                  and Offering
                                 Net          Investment  Investment    Capital      Capital             Costs and
                            Realized/          Income to   Income to   Gains to     Gains to             Preferred
  Beginning           Net  Unrealized             Common   Preferred     Common    Preferred                 Share
     Net Asset Investment  Investment             Share-      Share-     Share-       Share-          Underwriting
         Value    Income   Gain (Loss)   Total   holders    holders+    holders     holders+    Total    Discounts
----------------------------------------------------------------------------------------------------------------------
California Value (NCA)
----------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2000  $   9.73  $    .51   $   .12    $    .63  $  (.51)    $  N/A    $   --        $ N/A     $(.51)        $--
1999     10.38       .50      (.60)       (.10)    (.50)       N/A      (.05)         N/A      (.55)         --
1998     10.09       .53       .34         .87     (.53)       N/A      (.05)         N/A      (.58)         --
1997     10.03       .59       .15         .74     (.59)       N/A      (.09)         N/A      (.68)         --
1996     10.20       .61      (.10)        .51     (.62)       N/A      (.06)         N/A      (.68)         --

California Performance Plus (NCP)
----------------------------------------------------------------------------------------------------------------------

Year Ended 8/31:
2000     14.85      1.22      .11         1.33     (.96)      (.26)       --          --      (1.22)         --
1999     15.98      1.20    (1.05)         .15    (1.00)      (.20)     (.05)       (.01)     (1.26)       (.02)
1998     15.67      1.23      .36         1.59    (1.03)      (.23)     (.02)         --      (1.28)         --
1997     15.41      1.27      .26         1.53    (1.03)      (.22)     (.02)         --      (1.27)         --
1996     15.45      1.28     (.04)        1.24    (1.03)      (.25)       --          --      (1.28)         --

California Opportunity (NCO)
----------------------------------------------------------------------------------------------------------------------

Year Ended 8/31:
2000     15.06      1.25     (.07)        1.18     (.98)      (.29)       --          --      (1.27)         --
1999     16.48      1.21    (1.25)        (.04)   (1.01)      (.19)     (.12)       (.03)     (1.35)       (.03)
1998     16.04      1.23      .45         1.68    (1.01)      (.22)     (.01)         --      (1.24)         --
1997     15.57      1.25      .45         1.70    (1.01)      (.22)       --          --      (1.23)         --
1996     15.64      1.25     (.03)        1.22    (1.02)      (.23)     (.03)+++     (.01)+++ (1.29)         --

California Investment Quality (NQC)
----------------------------------------------------------------------------------------------------------------------

Year Ended 8/31:
2000     14.83      1.24     (.04)        1.20      (.93)     (.27)       --          --      (1.20)         --
1999     16.03      1.15    (1.14)         .01      (.95)     (.19)     (.03)       (.01)     (1.18)       (.03)
1998     15.70      1.18      .36         1.54      (.99)     (.22)       --          --      (1.21)         --
1997     15.37      1.22      .32         1.54      (.99)     (.22)       --          --      (1.21)         --
1996     15.37      1.24      --          1.24     (1.02)     (.22)       --          --      (1.24)         --

California Select Quality (NVC)
----------------------------------------------------------------------------------------------------------------------

Year Ended 8/31:
2000     14.80      1.21      .11         1.32      (.94)     (.28)      --          --       (1.22)         --
1999     16.02      1.15    (1.09)         .06      (.95)     (.18)    (.11)       (.02)      (1.26)       (.02)
1998     15.65      1.16      .41         1.57      (.97)     (.21)    (.02)         --       (1.20)         --
1997     15.19      1.19      .52         1.71      (.98)     (.20)    (.06)       (.01)      (1.25)         --
1996     15.23      1.19      .09         1.28      (.98)     (.21)    (.10)       (.03)      (1.32)         --
----------------------------------------------------------------------------------------------------------------------






                                                                           Ratios/Supplemental Data
                                      ----------------------------------------------------------------------------------------------
                      Total Returns                Before Credit/Reimbursement                          After Credit/Reimbursement**
                    ---------------   ----------------------------------------------------------------- ----------------------------

                                                                Ratio of Net                Ratio of Net              Ratio of Net
                                                       Ratio of   Investment      Ratio of    Investment     Ratio of   Investment
                                                       Expenses    Income to      Expenses     Income to     Expenses    Income to
                              Based                  to Average      Average    to Average       Average   to Average      Average
    Ending            Based      on    Ending        Net Assets   Net Assets         Total         Total   Net Assets   Net Assets
       Net   Ending      on     Net       Net        Applicable   Applicable    Net Assets    Net Assets   Applicable   Applicable
     Asset   Market  Market   Asset    Assets         to Common    to Common     Including     Including    to Common    to Common
     Value    Value  Value*  Value*     (000)          Shares++     Shares++   Preferred++     Preferred++     Shares++     Shares++
------------------------------------------------------------------------------------------------------------------------------------
    $ 9.85  $  9.3125   6.80%   6.80%   $ 248,375          .70%    5.42%          N/A%         N/A%           .69%          5.43%
      9.73     9.2500   (.43)  (1.13)     245,456          .69     4.89           N/A          N/A            .69           4.90
     10.38     9.8125   2.11    8.90      261,912          .71     5.19           N/A          N/A            .71           5.19
     10.09    10.1875   7.59    7.55      254,168          .74     5.85           N/A          N/A            .74           5.85
     10.03    10.1250  12.52    5.16      251,948          .77     6.00           N/A          N/A            .77           6.00


------------------------------------------------------------------------------------------------------------------------------------


      14.96   15.6250  (1.56)   7.68      297,957          1.30      8.48         .82         5.38           1.28           8.49
      14.85   16.9375   (.12)   (.66)     295,328          1.19      7.67         .81         5.22           1.19           7.67
      15.98   18.0000  10.74    8.93      292,333          1.18      7.76         .81         5.35           1.18           7.76
      15.67   17.2500  16.71    8.77      286,936          1.19      8.17         .81         5.59           1.19           8.17
      15.41   15.7500  14.04    6.53      282,104          1.18      8.23         .80         5.62           1.18           8.23


------------------------------------------------------------------------------------------------------------------------------------


      14.97   16.0000    1.14   6.33      188,794          1.29      8.62         .82        5.45            1.28           8.64
      15.06   16.8750    2.10  (1.97)     188,856          1.19      7.50         .82        5.18            1.18           7.51
      16.48   17.6250   11.99   9.36      186,433          1.17      7.52         .82        5.28            1.17           7.52
      16.04   16.6875   11.83   9.79      182,279          1.19      7.85         .82        5.46            1.19           7.85
      15.57   15.8750   13.10   6.31      177,862          1.19      7.88         .82        5.47            1.19           7.88



------------------------------------------------------------------------------------------------------------------------------------


      14.83   15.6250    2.91   6.69      311,258          1.25      8.65          .79       5.46            1.24           8.66
      14.83   16.1875    1.67  (1.54)     310,360          1.19      7.28          .82       5.01            1.19           7.29
      16.03   16.8750    8.39   8.66      303,108          1.15      7.45          .80       5.22            1.15           7.45
      15.70   16.5000   12.32   8.82      297,280          1.16      7.82          .80       5.44            1.16           7.82
      15.37   15.6250   11.08   6.72      291,423          1.16      7.95          .81       5.51            1.16           7.95



------------------------------------------------------------------------------------------------------------------------------------


      14.90   15.5000    2.96   7.47      532,791          1.27      8.39          .80       5.29            1.25           8.40
      14.80   16.0625    2.15  (1.20)     529,344          1.14      7.35          .78       5.05            1.13           7.35
      16.02   16.7500    8.11   8.93      512,671          1.11      7.35          .78       5.18            1.11           7.35
      15.65   16.4375   13.22  10.17      502,648          1.12      7.68          .78       5.36            1.12           7.68
      15.19   15.5000   15.73   6.95      490,214          1.13      7.73          .79       5.38            1.13           7.73

====================================================================================================================================



 Ratios/Supplemental Data                  Municipal Auction Rate Cumulative
-------------------------------------- -----------------------------------------
After Credit/Reimbursement**                   Preferred Stock at End of Year
-----------------------------          -----------------------------------------

              Ratio of Net
    Ratio of    Investment
    Expenses     Income to
  to Average       Average
       Total         Total                 Aggregate   Liquidation
  Net Assets    Net Assets   Portfolio        Amount    and Market       Asset
   Including     Including    Turnover   Outstanding         Value    Coverage
   Preferred++   Preferred++      Rate          (000)    Per Share   Per Share
---------------------------------------------------------------------------------


---------------------------------------------------------------------------------

     N/A%         N/A%         36%      $    N/A     $    N/A     $   N/A
     N/A          N/A          35            N/A          N/A         N/A
     N/A          N/A          40            N/A          N/A         N/A
     N/A          N/A          17            N/A          N/A         N/A
     N/A          N/A          23            N/A          N/A         N/A


---------------------------------------------------------------------------------


     .81        5.39            38       106,000        25,000     70,273
     .81        5.22            26       106,000        25,000     69,653
     .81        5.35            20        90,000        25,000     81,204
     .81        5.59            12        90,000        25,000     79,705
     .80        5.62            14        90,000        25,000     78,362


---------------------------------------------------------------------------------


     .81       5.46             24       68,000        25,000      69,410
     .82       5.18             37       68,000        25,000      69,432
     .82       5.28             18       55,000        25,000      84,742
     .82       5.46              4       55,000        25,000      82,854
     .82       5.47              8       55,000        25,000      80,846



---------------------------------------------------------------------------------


     .78       5.47             18      112,000        25,000      69,477
     .82       5.01             18      112,000        25,000      69,277
     .80       5.22             21       90,000        25,000      84,197
     .80       5.44             12       90,000        25,000      82,578
     .81       5.51             10       90,000        25,000      80,951



---------------------------------------------------------------------------------


     .79       5.30             20      192,000        25,000      69,374
     .78       5.06              7      192,000        25,000      68,925
     .78       5.18             17      150,000        25,000      85,445
     .78       5.36              5      150,000        25,000      83,775
     .79       5.38             13      150,000        25,000      81,702

=================================================================================



N/A  Fund is not authorized to issue Preferred shares.

* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred Shares, if applicable.

+++ The amounts shown include distributions in excess of capital gains of $.011 for Common shareholders and $.003 for Preferred shareholders.

(continued on page 54)



                                 See accompanying notes to financial statements.

                   Investment Operations                           Less Distributions
                ------------------------------ -----------------------------------------------------------

                                                From and    From and
                                               in Excess   in Excess                                          Organization
                                                  of Net      of Net                                          and Offering
                                  Net         Investment  Investment    Capital     Capital                      Costs and
                             Realized/         Income to   Income to   Gains to    Gains to                      Preferred    Ending
     Beginning         Net Unrealized             Common   Preferred     Common   Preferred                          Share       Net
     Net Asset  Investment Investment             Share-      Share-     Share-      Share-                   Underwriting     Asset
         Value     Income   Gain (Loss)  Total   holders    holders+    holders    holders+          Total       Discounts     Value
------------------------------------------------------------------------------------------------------------------------------------

California Quality Income (NUC)
------------------------------------------------------------------------------------------------------------------------------------

Year Ended 8/31:
2000  $  15.28  $   1.23    $ .16 $       1.39   $ (.97)   $  (.29)       $  --         $ --    $      (1.26)       $  --    $ 15.41
1999     16.37      1.17    (1.04)         .13     (.98)      (.20)        (.02)          --           (1.20)        (.02)     15.28
1998     15.86      1.18      .54         1.72     (.98)      (.23)          --           --           (1.21)          --      16.37
1997     15.24      1.20      .62         1.82     (.98)      (.22)          --           --           (1.20)          --      15.86
1996     15.05      1.20      .21         1.41     (.96)      (.23)        (.02)+++     (.01)+++       (1.22)          --      15.24

California Dividend Advantage (NAC)
------------------------------------------------------------------------------------------------------------------------------------

Year Ended 8/31:
2000     13.33     1.07       .52         1.59      (.84)     (.26)          --           --           (1.10)          --      13.82
1999 (a) 14.33      .20      (.92)        (.72)     (.14)     (.03)          --           --            (.17)        (.11)     13.33
====================================================================================================================================






                 Total Returns                                       Ratios/Supplemental Data
              ------------------   ------------------------------------------------------------------------------------------
                                                              Before Credit/Reimbursement       After Credit/Reimbursement***
                                                  -------------------------------------------  -------------------------------

                                                                Ratio of Net                   Ratio of Net
                                                    Ratio of      Investment       Ratio of      Investment        Ratio of
                                                    Expenses       Income to       Expenses       Income to        Expenses
                         Based                     to Average        Average     to Average         Average      to Average
                Based       on       Ending        Net Assets     Net Assets          Total           Total      Net Assets
      Ending      on        Net         Net        Applicable     Applicable     Net Assets      Net Assets      Applicable
      Market   Market     Asset      Assets         to Common      to Common      Including       Including       to Common
       Value   Value**    Value**     (000)           Shares++        Shares++    Preferred++      Preferred++       Shares++

-----------------------------------------------------------------------------------------------------------------------------


   $  16.1875    3.83%     7.64%    $ 520,148           1.22%        8.28%         .78%              5.26%             1.21%
      16.6250    1.37      (.72)      516,062           1.14         7.26          .78               4.98              1.13
      17.3750   13.29       9.65      503,000           1.12         7.34          .78               5.12              1.12
      16.2500   15.19      10.74      489,961           1.14         7.69          .79               5.31              1.14
      15.0000   12.32       7.89      475,498           1.15         7.83          .79               5.37              1.15


-----------------------------------------------------------------------------------------------------------------------------


      13.7500   (2.18)     10.80      498,326           1.24         7.93          .78               4.99               .75
      15.0000     .96      (5.99)     486,367            .93*        5.06*         .73*              3.99*              .55*
=============================================================================================================================



          Ratios/Supplemental Data                           Municipal Auction Rate Cumulative
----------------------------------------------------
      After Credit/Reimbursement***                            Preferred Stock at End of Year
-------------------------------------                  ----------------------------------------

Ratio of Net             Ratio of Net
  Investment     Ratio of  Investment
   Income to     Expenses   Income to
     Average   to Average     Average
  Net Assets        Total       Total                    Aggregate      Liquidation
  Applicable   Net Assets  Net Assets      Portfolio        Amount       and Market      Asset
   to Common    Including   Including       Turnover   Outstanding            Value   Coverage
     Shares++  Preferred++ Preferred++         Rate           (000)       Per Share  Per Share

-----------------------------------------------------------------------------------------------


       8.29%        .77%       5.27%           21%      $  185,000          $25,000     $70,290
       7.26         .78         4.99           11          185,000           25,000      69,738
       7.34         .78         5.12           11          150,000           25,000      83,833
       7.69         .79         5.31            8          150,000           25,000      81,660
       7.83         .79         5.37            6          150,000           25,000      79,250


-----------------------------------------------------------------------------------------------


       8.43         .47         5.30           25          175,000           25,000      71,189
       5.45*        .43*        4.29*           8          175,000           25,000      69,481
================================================================================================




*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred Shares, if applicable.

+++ The amounts shown include distributions in excess of capital gains of $.007 for Common shareholders and $.002 for Preferred shareholders.

(a) For the period May 26, 1999 (commencement of operations) through August 31, 1999.


                                 See accompanying notes to financial statements.

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

Build Your Wealth
                  AUTOMATICALLY



NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time. For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund
     INFORMATION




BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No sharesw were repurchased during the 12-month period ended August 31, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
               FOR GENERATIONS
Photo:
John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

Nuveen Investments o 333 West Wacker Drive                            FAN-1-8-00
Chicago, IL 60606 o www.nuveen.com